UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10339

Name of Fund: BlackRock Municipal Income Trust (BFK)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income

              Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2017

Date of reporting period: 10/31/2016

Item 1 – Report to Stockholders

OCTOBER 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

The Markets in Review

Dear Shareholder,

Central bank policy decisions have continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment. After ending its near-zero interest rate policy at the end of 2015, the Federal Reserve (the “Fed”) remained in focus as investors considered the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility at the beginning of 2016 and caused the U.S. dollar to strengthen considerably.

Financial markets had a rough start to the year as the strong dollar challenged U.S. companies that generate revenues overseas and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped the markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

In a second episode of surprise vote results, equities fell sharply after the news of Donald Trump’s victory in the U.S. presidential election, but quickly recovered, and the yield curve steepened due to expectations for rising inflation. Broadly, a reflation theme has been building amid signs of rising price pressures, central banks signaling a greater tolerance to let inflation run hotter, and policy emphasis shifting from monetary to fiscal stimulus.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.06%	4.51%
U.S. small cap equities (Russell 2000® Index)	6.13	4.11
International equities (MSCI Europe, Australasia, Far East Index)	(0.16)	(3.23)
Emerging market equities (MSCI Emerging Markets Index)	9.41	9.27
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.31
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.46	4.24
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.51	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.98	4.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.59	10.16
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended October 31, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period, due to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile late in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the U.S. Federal Reserve (the “Fed”) that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the relative yield and stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, volatile oil prices, global growth concerns, geopolitical risks (particularly the United Kingdom’s decision to leave the European Union and the contentious U.S. election), and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended October 31, 2016, municipal bond funds garnered net inflows of approximately $61 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $439 billion (significantly above the $420 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of October 31, 2016
6 months: 0.98%
12 months: 4.53%

A Closer Look at Yields

From October 31, 2015 to October 31, 2016, yields on AAA-rated 30-year municipal bonds decreased by 51 basis points (“bps”) from 3.07% to 2.56%, while 10-year rates fell by 31 bps from 2.04% to 1.73% and 5-year rates decreased 4 bps from 1.17% to 1.13% (as measured by Thomson Municipal Market Data). The municipal yield curve experienced significant flattening over the 12-month period with the spread between 2- and 30-year maturities flattening by 81 bps and the spread between 2- and 10-year maturities flattening by 61 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in longer-term issues. In absolute terms, the positive performance of muni bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Auction Market Preferred Shares (“AMPS”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	5

Trust Summary as of October 31, 2016	BlackRock Investment Quality Municipal Trust, Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest up to 20% of its assets in securities that are deemed by the investment adviser to be of comparable quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of October 31, 2016 ($15.68)[1]	5.51%
Tax Equivalent Yield[2]	9.73%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Economic Leverage as of October 31, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BKN[1,2]	(5.04)%	1.31%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(3.09)%	1.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The tax-exempt yield curve flattened, with short-term yields rising and longer-term yields moving lower. In this environment, the Trust’s longer-dated and longer-duration bonds provided the largest positive returns. (Duration is a measure of interest-rate sensitivity.)

•

At a time in which investors continued to search for yield, many of the largest contributors to Fund performance were its investments in lower-rated, higher-yielding sectors and securities. At the sector level, positions in tax-backed (school districts), housing, and education issues were the most significant contributors. The health care sector detracted from returns, as the purchases the Trust made during the course of the period underperformed once rates began to rise.

•	The Trust’s exposure to lower-coupon issues and bonds with longer call dates also benefited returns, as both segments outpaced the broader market.

•

During the period, the use of leverage helped augment the Fund’s returns. However, its use of U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates had a slightly positive impact on performance given that Treasury yields fell during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock Investment Quality Municipal Trust, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16	Change	High	Low
Market Price	$15.68	$16.94	(7.44)%	$18.30	$15.53
Net Asset Value	$16.62	$16.83	(1.25)%	$17.52	$16.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Health	28%	23%
Education	15	15
County/City/Special District/School District	14	16
Transportation	14	14
Utilities	11	12
State	10	10
Corporate	5	7
Tobacco	3	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	2%
2017	2
2018	5
2019	7
2020	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	6%	6%
AA/Aa	45	46
A	31	28
BBB/Baa	11	11
BB/Ba	2	2
B	1	1
N/R2	4	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2016 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and less than 1%, respectively, of the Trust’s total investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	7

Trust Summary as of October 31, 2016	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of October 31, 2016 ($11.89)[1]	5.50%
Tax Equivalent Yield[2]	9.72%
Current Monthly Distribution per Common Share[3]	$0.0545
Current Annualized Distribution per Common Share[3]	$0.6540
Economic Leverage as of October 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BTA[1,2]	(0.61)%	2.01%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(3.09)%	1.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Trust’s position in longer-dated securities, particularly those with maturities of 25 years and above, was a positive for performance given the relative strength in longer-term issues. The Trust was also aided by its positions in bonds rated BBB and below investment grade (BB and below), as higher-yielding, lower-quality markets segments generally outperformed higher-quality credits.

•	At the sector level, exposure to utilities, project-financing, and health care issues were the largest contributors to performance.

•

During the period, the use of leverage helped augment the Fund’s returns. The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, and the Trust’s tactical shifts in this area contributed to its six-month results.

•

Holdings in short and intermediate maturities detracted from performance, as yields rose on that part of the curve. Pre-refunded securities, which fall into this range, detracted relative to longer-dated bonds.

•

The Trust’s more-seasoned holdings, while producing generous yields compared to current market rates, also detracted. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

•	The Trust’s yield declined during the period, as the proceeds of called bonds were reinvested at much lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16	Change	High	Low
Market Price	$11.89	$12.28	(3.18)%	$13.44	$11.60
Net Asset Value	$12.81	$12.89	(0.62)%	$13.37	$12.79

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Health	20%	19%
Utilities	15	16
Transportation	15	15
County/City/Special District/School District	13	12
Education	12	11
Tobacco	10	10
State	8	8
Corporate	6	8
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	4%
2017	4
2018	3
2019	16
2020	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	5%	5%
AA/Aa	41	42
A	15	16
BBB/Baa	16	16
BB/Ba	7	7
B	6	4
N/R2	10	10

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2016 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Trust’s total investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	9

Trust Summary as of October 31, 2016	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. There is no assurance that the Trust will achieve its investment objective of returning $15.00 per Common Share.

Trust Information
Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of October 31, 2016 ($16.27)[1]	3.30%
Tax Equivalent Yield[2]	5.83%
Current Monthly Distribution per Common Share[3]	$0.0448
Current Annualized Distribution per Common Share[3]	$0.5376
Economic Leverage as of October 31, 2016[4]	9%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BKK[1,2]	2.47%	0.34%
Lipper Intermediate Municipal Debt Funds[3]	(1.81)%	0.78%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Trust’s exposure to lower-rated credits aided performance as yield spreads for higher-yielding issues generally tightened over the period. At the sector level, exposure to health care, development districts and tax-backed issues were the largest contributors. Additionally, the use of leverage helped augment returns at time of positive market performance.

•	Select holdings in the corporate municipal bond sector detracted from results, as deteriorating credit fundamentals resulted in multiple-notch ratings downgrades for certain issuers.

•

The Trust’s shorter duration profile and exposure to bonds maturing inside of five years was a drag on performance at a time in which longer-term bonds outpaced shorter-term issues. (Duration is a measure of interest-rate sensitivity.) The Trust’s more-seasoned holdings, while producing generous yields compared to current market rates, also detracted. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

•	Reinvestment was a drag on performance, as the proceeds of mature or called bonds were reinvested at much lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16	Change	High	Low
Market Price	$16.27	$16.14	0.81%	$17.01	$15.90
Net Asset Value	$16.06	$16.27	(1.29)%	$16.35	$16.06

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Utilities	17%	17%
Transportation	16	15
County/City/Special District/School District	15	14
State	13	13
Health	13	12
Education	11	10
Corporate	9	12
Tobacco	4	4
Housing	2	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	1%
2017	5
2018	5
2019	19
2020	50

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	4%	6%
AA/Aa	30	25
A	33	37
BBB/Baa	17	19
BB/Ba	3	4
B	4	—
N/R2	9	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2016 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 6% and 4%, respectively, of the Trust’s total investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	11

Trust Summary as of October 31, 2016	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of October 31, 2016 ($14.68)[1]	5.81%
Tax Equivalent Yield[2]	10.27%
Current Monthly Distribution per Common Share[3]	$0.0711
Current Annualized Distribution per Common Share[3]	$0.8532
Economic Leverage as of October 31, 2016[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BFK[1,2]	(2.22)%	1.49%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(3.09)%	1.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Trust’s positions in lower-rated investment-grade securities generally made the largest contributions to performance, as elevated investor risk appetites led to robust demand for higher-yielding issues. Holdings in bonds with maturities of 20 years in longer also aided performance given that longer-term debt benefited from both stronger price performance and higher income relative to shorter-dated securities. At the sector level, the Trust was helped by its positions in transportation, utilities and local tax-backed issues.

•

The Trust’s more-seasoned holdings, while producing generous yields compared to current market rates, detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

•	The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, and its tactical shifts in this area contributed to the Trust’s six-month results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16		Change	High	Low
Market Price	$14.68	$15.44		(4.92)%	$16.02	$14.34
Net Asset Value	$15.00	$15.21	[1]	(1.38)%	$15.64	$14.97

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Transportation	21%	21%
Utilities	15	15
Health	14	14
County/City/Special District/School District	14	12
State	11	11
Education	11	10
Corporate	7	11
Tobacco	7	6

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	4%
2017	4
2018	3
2019	17
2020	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	7%	8%
AA/Aa	44	41
A	20	21
BBB/Baa	17	16
BB/Ba	4	4
B	2	1
N/R2	6	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2016 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 2% of the Trust’s total investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	13

Trust Summary as of October 31, 2016	BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in securities that are investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information
Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2016 ($14.25)[1]	5.47%
Tax Equivalent Yield[2]	9.66%
Current Monthly Distribution per Common Share[3]	$0.065
Current Annualized Distribution per Common Share[3]	$0.780
Economic Leverage as of October 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BSD[1,2]	(2.59)%	1.58%
Lipper General & Insured Municipal Debt Trusts (Leveraged)[3]	(3.09)%	1.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Trust’s position in longer-dated securities, particularly those with maturities of 25 years and above, was a positive for performance given the relative strength in longer-term issues. The Trust was also aided by its positions in bonds rated A and BBB, as higher-yielding, lower-quality markets segments generally outperformed higher-quality credits.

•	At the sector level, exposure to transportation, corporate-backed, and utilities issues were the largest contributors to performance.

•

During the period, the use of leverage helped augment the Fund’s returns. The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, and its tactical shifts in this area contributed to the Trust’s six-month results.

•

Holdings in short and intermediate maturities detracted from performance, as yields rose on that part of the curve. Pre-refunded securities, which fall into this range, detracted relative to longer-dated bonds.

•

The Trust’s more-seasoned holdings, while producing generous yields compared to current market rates, also detracted. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

•	The Trust’s yield declined during the period, as the proceeds of called bonds were reinvested at much lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16	Change	High	Low
Market Price	$14.25	$15.02	(5.13)%	$15.98	$13.66
Net Asset Value	$14.88	$15.04	(1.06)%	$15.50	$14.86

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Transportation	23%	24%
Health	20	18
Utilities	12	14
Education	11	11
County/City/Special District/School District	11	10
State	10	9
Corporate	7	9
Tobacco	6	5

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	5%
2017	4
2018	6
2019	17
2020	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	8%	9%
AA/Aa	42	41
A	23	25
BBB/Baa	13	11
BB/Ba	4	4
B	2	1
N/R2	8	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2016 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 2% of the Trust’s total investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	15

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$1,745	$1,966,231
UAB Medicine Finance Authority, Refunding RB, Series B, 3.50%, 9/01/39 (b)	3,560	3,488,444

		5,454,675
Arizona — 8.0%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	3,300	3,603,138
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 7/01/45 (c)	455	481,190
County of Maricopa Industrial Development Authority, Refunding RB, Banner Health Obligation Group (b):
3.25%, 1/01/37	2,895	2,762,756
4.00%, 1/01/38	2,000	2,100,240
County of Pinal Arizona Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	4,216,125
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,247,423
5.00%, 12/01/37	4,585	5,497,232
University Medical Center Corp., RB, 6.50%, 7/01/19 (a)	750	856,343
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21 (a)	1,600	1,945,072

		22,709,519
Arkansas — 3.2%
City of Benton Arkansas, RB, 4.00%, 6/01/39	1,355	1,458,658
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	1,850	1,968,418
City of Hot Springs Arkansas, RB, Wastewater, 5.00%, 12/01/38	1,800	2,056,518
City of Little Rock Arkansas, RB, 4.00%, 7/01/41	2,955	3,147,607
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	530,230

		9,161,431
California — 18.1%
California Health Facilities Financing Authority, RB, Sutter Health:
Series A, 3.25%, 11/15/36	1,230	1,224,600
Series B, 5.88%, 8/15/31	2,300	2,684,031
California Health Facilities Financing Authority, Refunding RB, Adventist Health System West, Series A, 3.00%, 3/01/39	1,130	1,028,153
California Infrastructure & Economic Development Bank, Refunding RB, 4.00%, 11/01/45	3,330	3,536,693
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (c)	705	786,505
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (d)	1,500	1,598,070
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	3,000	3,496,350

Municipal Bonds	Par (000)	Value
California (continued)
Dinuba California Unified School District, GO, Election of 2006 (AGM), 5.75%, 8/01/19 (a)	$535	$604,871
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (d)	2,475	2,497,448
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (e)	12,000	5,235,600
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (e)	2,270	1,495,136
0.00%, 8/01/33 (e)	4,250	1,704,250
0.00%, 8/01/39 (d)	3,000	2,778,150
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (d)	4,200	4,773,258
State of California, GO, Refunding, Various Purposes:
5.00%, 2/01/38	2,000	2,321,460
4.00%, 10/01/44	2,520	2,690,856
State of California, GO, Various Purposes:
5.75%, 4/01/31	3,000	3,331,200
6.00%, 3/01/33	2,270	2,634,812
6.50%, 4/01/33	2,900	3,275,405
5.50%, 3/01/40	3,650	4,144,830

		51,841,678
Colorado — 0.3%
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/20 (a)	750	892,860
Connecticut — 1.2%
Connecticut State Health & Educational Facility Authority, Refunding RB:
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	950	1,042,540
Trinity Health Corp., 3.25%, 12/01/36	150	150,120
South Central Connecticut Regional Water Authority, Refunding RB, Thirty Second, Series B, 4.00%, 8/01/36	1,980	2,160,239

		3,352,899
Delaware — 2.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	1,986,894
Delaware Transportation Authority, RB:
5.00%, 6/01/45	3,000	3,478,080
5.00%, 6/01/55	1,430	1,621,820

		7,086,794
Florida — 6.1%
Capital Trust Agency Inc., RB, M/F Housing, The Gardens Apartment Project, Series A, 4.75%, 7/01/40	900	916,596
County of Miami-Dade Florida, RB:
CAB, Subordinate Special Obligation, 0.00%, 10/01/32 (e)	5,000	2,793,550

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	COP	Certificates of Participation	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDA	Economic Development Authority	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	EDC	Economic Development Corp.	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	RB	Revenue Bonds
BAM	Build America Mutual Assurance Co.	HDA	Housing Development Authority	SAN	State Aid Notes
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	S/F	Single-Family
CHF	Swiss Franc	ISD	Independent School District

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, RB (continued):
CAB, Subordinate Special Obligation, 0.00%, 10/01/33 (e)	$15,375	$8,228,239
Series B, AMT, 6.00%, 10/01/32	3,000	3,656,670
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, University of Miami, Series A, 5.00%, 4/01/45	1,390	1,602,100
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/32	200	215,760

		17,412,915
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	660,816
Idaho — 1.2%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 3/01/39	3,000	3,402,780
Illinois — 8.4%
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 1/01/20 (f)	5,000	5,728,950
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	2,400	2,510,496
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,735	1,926,475
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,103,840
Illinois Finance Authority, RB, Rush University Medical Center, Series C, 6.63%, 5/01/19 (a)	1,200	1,366,572
Illinois Finance Authority, Refunding RB:
OSF Heallthcare System, 6.00%, 5/15/20 (a)	955	1,115,717
OSF Heallthcare System, 6.00%, 5/15/39	535	608,150
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,625,850
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	5,000	5,057,050
6.00%, 6/01/28	1,700	1,996,225
State of Illinois, GO, 5.00%, 2/01/39	1,000	1,034,950

		24,074,275
Iowa — 1.4%
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
Drake University Project, 3.00%, 4/01/34	1,000	1,003,220
Upper Iowa University Project, 5.75%, 9/01/20 (a)	965	1,129,648
Upper Iowa University Project, 6.00%, 9/01/20 (a)	1,500	1,769,955

		3,902,823
Kansas — 3.5%
County of Johnson Unified School District No. 512 Shawnee Mission, GO, Refunding Series B, 3.00%, 10/01/37	1,940	1,859,315
County of Seward Kansas Unified School District No. 480, GO, Refunding, 5.00%, 9/01/22 (a)	6,000	6,812,760
Kansas Development Finance Authority, Refunding RB, Sisters Leavenworth:
5.00%, 1/01/20 (a)	1,005	1,126,303
5.00%, 1/01/28	150	165,146

		9,963,524

Municipal Bonds	Par (000)	Value
Kentucky — 5.7%
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Norton Healthcare, Inc., 4.00%, 10/01/35	$2,100	$2,239,902
Kentucky Bond Development Corp., Refunding RB, Saint Elizabeth Medical Center, Inc., 4.00%, 5/01/35	875	931,954
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	3,400	3,841,184
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23 (e)	8,500	7,129,885
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C (d):
0.00%, 7/01/34	1,000	868,360
0.00%, 7/01/39	1,395	1,183,336

		16,194,621
Louisiana — 2.0%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	1,790	2,028,840
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,810,924
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	600	687,240
Louisiana Public Facilities Authority, Refunding RB, 4.00%, 11/01/45	1,040	1,059,708

		5,586,712
Maryland — 0.8%
County of Anne Arundel Maryland Consolidated, Special Taxing District, Villages at Two Rivers Project:
5.13%, 7/01/36	260	269,280
5.25%, 7/01/44	260	268,811
County of Montgomery Maryland, RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,500	1,771,515

		2,309,606
Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB, Dana-Farber Cancer Institute Issue, Series N, 5.00%, 12/01/46	625	728,912
Massachusetts Development Finance Agency, Refunding RB:
Emmanuel College Issue, Series A, 4.00%, 10/01/46	1,380	1,395,760
International Charter School, 5.00%, 4/15/40	600	669,558
WGBH Educational Foundation Issue, 3.00%, 1/01/42	2,280	2,132,393

		4,926,623
Michigan — 3.6%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	360	387,141
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 4.00%, 11/15/46	2,305	2,322,057
Michigan State Building Authority, Refunding RB, Facilities Program Series, 6.25%, 10/15/38	60	65,803
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,370,531

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	17

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	$2,750	$3,118,445

		10,263,977
Minnesota — 2.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,905	2,094,033
City of St. Cloud Minnesota, Refunding RB, CentraCare Health System, Series A, 3.25%, 5/01/39	695	684,075
Minnesota Higher Education Facilities Authority, RB, College of St. Benedict, Series 8-K:
5.00%, 3/01/37	1,055	1,218,187
4.00%, 3/01/43	615	646,789
Minnesota Higher Education Facilities Authority, Refunding RB, University of St. Thomas, Series 8-L, 4.00%, 4/01/39	620	669,464
Minnesota Municipal Power Agency, RB, 4.00%, 10/01/41	710	764,180

		6,076,728
Mississippi — 2.0%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	680,562
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	1,910	2,107,608
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	2,921,270

		5,709,440
Missouri — 2.1%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,471,230
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	572,950
A.T. Still University of Health Sciences, 4.25%, 10/01/32	480	517,838
A.T. Still University of Health Sciences, 5.00%, 10/01/39	750	851,573
Heartland Regional Medical Center, 4.13%, 2/15/43	700	731,941
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,718,340

		5,863,872
Montana — 0.1%
County of Gallatin School District No 7 Bozeman, GO, 3.00%, 6/01/36	265	264,918
Nebraska — 4.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	900	1,006,875
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	600	677,868
County of Sarpy Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 3.00%, 5/15/46	3,075	2,741,116
Gretna Public Schools, GO, Refunding School Building, 3.00%, 12/15/39	1,480	1,393,864
Lincoln Airport Authority, Refunding RB, Series A, 4.00%, 7/01/40	780	840,349

Municipal Bonds	Par (000)	Value
Nebraska (continued)
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	$2,535	$2,940,245
4.00%, 1/01/44	600	631,146
Public Power Generation Agency, Refunding RB:
3.13%, 1/01/35	1,845	1,766,680
3.25%, 1/01/36	2,075	2,005,882

		14,004,025
Nevada — 0.9%
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 7/01/36	1,500	1,621,110
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	1,065	1,066,778

		2,687,888
New Hampshire — 0.8%
New Hampshire Health and Education Facilities Authority Act, Refunding RB, Southern New Hampshire Medical Center, 3.50%, 10/01/34 (b)	2,315	2,269,603
New Jersey — 9.5%
Atlantic County Improvement Authority, RB, Stockton University Atlantic City, Series A, 4.00%, 7/01/46	3,000	3,112,020
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (g)(h)	1,510	59,419
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	1,335	1,484,306
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	990	1,133,946
Goethals Bridge Replacement Project (AGM), 5.13%, 7/01/42	300	338,760
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, 3.50%, 7/01/31	1,150	1,196,770
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (a)	1,225	1,424,638
New Jersey Health Care Facilities Financing Authority, Refunding RB:
RWJ Barnabas Health Obligated Group, 4.00%, 7/01/43 (b)	3,735	3,846,639
St. Barnabas Health Care System, Series A, 4.63%, 7/01/21 (a)	770	890,467
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (a)	2,560	3,076,429
St. Barnabas Health Care, Series A, 5.00%, 7/01/25	500	581,290
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	50	51,560
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	2,780	3,208,259
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (e)	1,600	665,552
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/30 (b)	1,915	1,992,634
Transportation Program, Series AA, 5.00%, 6/15/44	1,850	1,994,374
Transportation Program, Series AA, 5.00%, 6/15/45	1,350	1,462,941
Transportation Program, Series AA, 5.00%, 6/15/46	600	649,734

		27,169,738

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	$680	$787,923
New York — 7.8%
City of New York New York, GO, Fiscal 2014, Sub-Series A-1, 5.00%, 8/01/35	2,380	2,784,433
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium:
(AMBAC), 5.00%, 1/01/39	1,100	1,107,524
(AGC), 6.50%, 1/01/46	300	332,670
Counties of New York Tobacco Trust IV, Refunding RB:
Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (c)	1,400	1,469,230
Tobacco Settlement Pass-Through, 4.00%, 6/01/51	1,000	956,280
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,825	1,823,540
Hudson Yards Infrastructure Corp., RB, Series A (AGM), 5.00%, 2/15/47	500	506,255
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	2,475	2,712,402
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/39	3,495	4,178,133
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,365	1,542,354
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,250	1,396,213
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (c)	640	727,590
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	525	573,668
5.00%, 8/01/31	1,380	1,473,095
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (c)	600	609,252

		22,192,639
North Carolina — 1.3%
City of Durham North Carolina Water & Sewer Utility System Revenue, Refunding RB, 3.00%, 8/01/40	1,230	1,175,412
City of Raleigh North Carolina Combined Enterprise System Revenue, Refunding RB, Series B, 3.00%, 3/01/37 (b)	2,110	2,071,957
County of Pitt North Carolina, Refunding RB, Series B, 3.00%, 4/01/33 (b)	615	601,550

		3,848,919
North Dakota — 0.6%
City of Fargo North Dakota, GO, Series D, 4.00%, 5/01/37	795	851,787
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 7/01/21 (a)	720	842,724

		1,694,511
Ohio — 1.1%
City of Dayton Ohio Airport Revenue, Refunding ARB, James M Cox Dayton International Airport, AMT, 4.00%, 12/01/32	3,000	3,138,960
Oklahoma — 4.3%
Edmond Public Works Authority, RB, 4.00%, 7/01/41	1,540	1,648,308
Norman Regional Hospital Authority, Refunding RB, 4.00%, 9/01/37 (b)	6,000	6,077,580

Municipal Bonds	Par (000)	Value
Oklahoma (continued)
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/36	$800	$919,624
5.00%, 10/01/39	280	319,990
Oklahoma Development Finance Authority, RB, State System of Higher Education Master Real Property, Series F, 4.00%, 6/01/36	1,080	1,164,683
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	570	606,149
Oklahoma Water Resources Board, RB, Clean Water Program, 4.00%, 4/01/40	1,475	1,601,112

		12,337,446
Oregon — 4.0%
County of Deschutes Hospital Facilities Authority, Refunding RB, St.Charles Health System, Inc., Series A, 4.00%, 1/01/46	965	1,007,141
County of Lane Oregon School District No. 19 Springfield, GO, CAB, Series B, 0.00%, 6/15/40 (e)	1,500	671,100
Klamath Falls Intercommunity Hospital Authority, Refunding RB, Sky Lakes Medical Center Project:
3.00%, 9/01/35	1,130	1,052,516
3.00%, 9/01/41	950	856,919
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/19 (a)	1,250	1,404,425
Oregon Health & Science University, Refunding RB, Series B, 4.00%, 7/01/46	925	1,001,285
State of Oregon Facilities Authority, Refunding RB, Legacy Health Project, Series A, 4.00%, 6/01/41 (b)	2,610	2,691,615
State of Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/45	2,485	2,858,172

		11,543,173
Pennsylvania — 3.9%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	2,535	2,457,125
Delaware River Port Authority, RB:
4.50%, 1/01/32	3,000	3,360,000
Series D (AGM), 5.00%, 1/01/40	3,640	4,036,068
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31 (e)(f)	500	349,765
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	810	890,158

		11,093,116
Rhode Island — 5.2%
Rhode Island Commerce Corp., RB, Airport Corporation:
5.00%, 7/01/41	430	492,746
5.00%, 7/01/46	540	615,908
Rhode Island Health & Educational Building Corp., RB:
Higher Educational Facility, Series B, 4.00%, 9/15/33 (b)	675	733,489
Higher Educational Facility, Series B, 4.00%, 9/15/35 (b)	350	376,911
Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/19 (a)	3,000	3,449,130
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	3,345	3,884,247
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	1,330	1,442,997
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	1,000	1,077,290
Series B, 4.50%, 6/01/45	2,725	2,823,073

		14,895,791

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	19

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
South Dakota — 1.0%
Dakota Valley School District No. 61-8, GO, Refunding, 3.00%, 7/15/39	$3,080	$2,955,014
Tennessee — 4.6%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	2,945	3,304,820
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, 5.00%, 10/01/44	875	977,226
County of Knox Health Educational & Housing Facility Board, RB, University Health System, Inc., 4.00%, 9/01/40 (b)	3,385	3,409,406
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,261,700
5.38%, 11/01/28	1,000	1,117,790
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	1,200	1,313,256
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	1,075	1,249,311
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.00%, 10/01/45	360	410,739

		13,044,248
Texas — 6.7%
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (e)	5,000	1,926,300
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,200	2,459,622
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/38 (e)	16,780	6,953,632
Leander ISD, GO, Refunding, Go, Refunding, CAB, Series D, 0.00%, 8/15/35 (e)	6,000	2,953,260
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,140	1,341,199
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 6/30/40	3,000	3,539,310

		19,173,323
Utah — 0.2%
Utah State Charter School Finance Authority, Refunding RB, Mountainville Academy, 4.00%, 4/15/42	600	623,928
Vermont — 1.6%
University of Vermont & State Agricultural College, Refunding RB:
4.00%, 10/01/37	1,860	2,014,715
4.00%, 10/01/43	1,385	1,476,064
Vermont Student Assistance Corp., RB, AMT, Series A, 4.25%, 6/15/32	950	998,573

		4,489,352
Virginia — 0.7%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,755	2,043,118

Municipal Bonds	Par (000)	Value
Washington — 0.8%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/19 (a)	$2,100	$2,389,149
West Virginia — 1.0%
County of Berkeley Public Service Sewer District, Refunding RB, (BAM):
5.00%, 6/01/36	615	707,373
3.25%, 6/01/41	615	602,356
3.38%, 6/01/46	920	919,945
West Virginia Hospital Finance Authority, Refunding RB, West Virginia United Health System Obligated Group, 3.00%, 6/01/36	615	579,182

		2,808,856
Wisconsin — 2.1%
Public Finance Authority, Refunding RB, National Gypsum Co., AMT, 4.00%, 8/01/35	435	436,375
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Medical College of Wisconsin, Inc., 4.00%, 12/01/46	955	1,004,889
The Monroe Clinic, Inc., 3.00%, 2/15/35	1,690	1,605,094
The Monroe Clinic, Inc., 4.00%, 2/15/38	1,230	1,286,568
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 7/01/37	1,330	1,532,559

		5,865,485
Total Municipal Bonds — 139.4%		398,169,691

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
California — 1.8%
State of California, GO, Refunding, Various Purposes, (NPFGC) (a):
5.00%, 6/01/17	3,070	3,147,610
5.00%, 6/01/17	1,930	1,978,790

		5,126,400
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 5/01/18 (a)	5,250	5,575,710
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,902	4,515,585
Georgia — 2.4%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/43	5,997	6,988,840
Minnesota — 2.0%
State of Minnesota, RB, Series A, 5.00%, 6/01/38	5,000	5,810,339
Nebraska — 1.0%
County of Sarpy Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	2,761	2,860,322
New Jersey — 1.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (j)	2,861	3,135,134
New York — 9.0%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	1,600	1,759,808

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (continued)
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (a)	$159	$170,675
5.75%, 6/15/40	531	570,812
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	4,000	4,633,511
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	900,607
Series A, 4.75%, 6/15/17 (a)	754	772,248
Series A, 4.75%, 6/15/30	3,246	3,325,032
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	1,750	2,044,502
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,500	5,251,389
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/18 (a)	3,359	3,588,631
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	2,360	2,758,958

		25,776,173
Ohio — 1.6%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 4/28/18 (a)	1,740	1,846,575
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,600	2,725,320

		4,571,895

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Texas — 1.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$2,380	$2,750,519
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.5%		67,110,917
Total Long-Term Investments (Cost — $423,809,108) — 162.9%		465,280,608

Short-Term Securities — 2.5%	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (k)(l)	7,277,153	7,277,881
Total Short-Term Securities (Cost — $7,277,447) — 2.5%		7,277,881
Total Investments (Cost — $431,086,555) — 165.4%		472,558,489
Liabilities in Excess of Other Assets — (8.3)%		(23,825,484)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.0)%		(37,194,475)
VMTP Shares, at Liquidation Value — (44.1)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$285,638,530

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Zero-coupon bond.

(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(g)	Non-income producing security.

(h)	Issuer filed for bankruptcy and/or is in default.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 15, 2019 to June 15, 2019, is $3,148,884. See Note 4 of the Notes to Financial Statements for details.

(k)	During the period ended October 31, 2016, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,080,099	6,197,054	7,277,153	$7,277,881	$9,040	$3,766

(l)	Current yield as of period end.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	21

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(40)	10-Year U.S. Treasury Note	December 2016	$5,185,000	$73,185
(60)	Long U.S. Treasury Bond	December 2016	$9,763,125	369,288
(11)	Ultra U.S. Treasury Bond	December 2016	$1,935,313	101,064
Total				$543,537

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net Unrealized Appreciation[1]	—	—	—	—	$543,537	—	$543,537

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$350,564	—	$350,564
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—–	—	$392,311	—	$392,311

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$241,880	[1]
Average notional value of contracts — short	$18,978,531
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$465,280,608	—	$465,280,608
Short-Term Securities	$7,277,881	—	—	7,277,881

Total	$7,277,881	$465,280,608	—	$472,558,489

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$543,537	—	—	$543,537
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$330,050	—	—	$330,050
Liabilities:
TOB Trust Certificates	—	$(37,123,627)	—	(37,123,627)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

Total	$330,050	$(163,023,627)	—	$(162,693,577)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	23

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.0%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$515	$517,837
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	1,655	1,967,133
Lower Alabama Gas District, RB, Series A, 5.00%, 9/01/46	720	904,925

		3,389,895
Arizona — 3.0%
City of Phoenix Arizona IDA, RB, Series A:
Facility, Eagle College Preparatory Project, 5.00%, 7/01/33	870	907,845
Great Hearts Academies Project, 5.00%, 7/01/44	1,000	1,099,350
Legacy Traditional Schools Projects, 5.00%, 7/01/46 (a)	1,255	1,284,053
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A (b):
5.00%, 7/01/35	125	133,600
5.00%, 7/01/46	135	142,771
County of Maricopa Arizona IDA, Refunding RB, Banner Health, Series A, 4.00%, 1/01/36 (a)	605	638,505
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	725	869,246

		5,075,370
California — 13.4%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	428,035
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,213,399
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	680	760,056
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	70	81,022
5.25%, 8/15/49	175	201,243
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (b)	2,060	2,298,157
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	2,045	2,300,523
5.25%, 5/15/39	270	297,051
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/19 (c)	3,225	3,606,969
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	205,051
County of California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 6/01/46	1,000	1,025,890
5.60%, 6/01/36	2,000	2,051,760
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, 0.00%, 8/01/31 (b)(d)	1,265	587,529
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 8/01/38 (d)	3,725	1,670,961
State of California, GO, Various Purposes, 6.50%, 4/01/33	2,000	2,258,900

Municipal Bonds	Par (000)	Value
California (continued)
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	$355	$418,407
Sub-Series I-1, 6.38%, 11/01/19 (c)	400	463,728
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 6/01/37	2,140	2,114,705
5.13%, 6/01/46	1,005	979,121

		22,962,507
Colorado — 4.2%
Colorado Health Facilities Authority, Refunding RB, Series A:
6.13%, 12/01/45 (b)	160	174,223
6.25%, 12/01/50 (b)	520	566,805
Sisters of Charity of Leavenworth Health System, 5.00%, 1/01/40	3,940	4,304,647
North Range Metropolitan District No. 2, GO, Limited Tax, 5.50%, 12/15/37	1,200	1,206,708
Table Mountain Metropolitan District, GO, Series A, 5.25%, 12/01/45	1,000	1,012,040

		7,264,423
Connecticut — 0.5%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 2/01/30 (b)	860	888,681
Delaware — 2.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	827,873
Delaware Transportation Authority, RB, 5.00%, 6/01/55	580	657,801
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,240	2,415,459

		3,901,133
District of Columbia — 1.4%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	260	309,569
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	750	848,752
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	170	186,048
5.25%, 10/01/44	1,000	1,098,110

		2,442,479
Florida — 4.1%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	545	617,937
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Water & Sewer System, 5.00%, 10/01/34	1,950	2,200,497
Lakewood Ranch Stewardship District, Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.00%, 5/01/21	100	101,986
4.25%, 5/01/26	100	102,031
5.00%, 5/01/36	215	221,693
5.13%, 5/01/46	430	445,510
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (c)	1,080	1,385,370
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (e)	95	76,777
Convertible CAB, Series A3, 0.00%, 5/01/40 (e)	225	136,024

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
Florida (continued)
Tolomato Community Development District, Refunding, Special Assessment Bonds (continued):
Convertible CAB, Series A4, 0.00%, 5/01/40 (e)	$120	$53,807
Series 2, 0.00%, 5/01/40 (e)	310	164,201
Series A1, 6.65%, 5/01/40	340	341,278
Tolomato Community Development District:
Series 1, 0.00%, 5/01/40 (e)	505	315,711
Series 1, 6.65%, 5/01/40 (f)(g)	15	15,222
Series 3, 6.61%, 5/01/40 (f)(g)	340	3
Series 3, 6.65%, 5/01/40 (f)(g)	275	3
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	815	902,816

		7,080,866
Georgia — 0.5%
County of Clarke Hospital Authority, Refunding RB, Piedmont Healthcare, Inc. Project, Series A, 3.50%, 7/01/36 (a)	550	537,741
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	240	288,595

		826,336
Guam — 0.8%
Guam Government Waterworks Authority, RB, Water & Wastewater System, 5.50%, 7/01/43	1,065	1,209,595
Territory of Guam, GO, Series A, 6.00%, 11/15/19	165	179,900

		1,389,495
Illinois — 10.1%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,500	2,883,750
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	1,090	1,134,799
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	397,382
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,094,130
City of Springfield Illinois Electric Revenue, Refunding RB, 5.00%, 3/01/40	2,000	2,281,840
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	396,382
Illinois Finance Authority, RB, Advocate Health Care Network:
5.38%, 4/01/19 (c)	870	960,758
5.38%, 4/01/44	975	1,051,996
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	550	620,526
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	815	930,241
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Refunding Bonds, Series B-2, 5.25%, 6/15/50	1,000	1,055,520
Series B (AGM), 5.00%, 6/15/50	1,790	1,906,243
Series B-2, 5.00%, 6/15/50	625	653,144
State of Illinois, GO, 5.00%, 2/01/39	745	771,038
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (c)	215	238,545
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	390	435,193
5.00%, 4/01/44	475	528,057

		17,339,544

Municipal Bonds	Par (000)	Value
Indiana — 5.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	$365	$448,165
7.00%, 1/01/44	885	1,097,524
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 1/01/29 (b)	1,185	1,178,494
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,496,640
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	160	175,950
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	520	568,584
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	2,190	2,424,243
Sisters of St. Francis Health Services, 5.25%, 11/01/39	290	319,539
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	600	665,622
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (c)	350	387,492
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	445	512,431

		9,274,684
Iowa — 2.3%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	830	841,421
5.25%, 12/01/25	660	688,373
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	610	647,692
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,765	1,733,707

		3,911,193
Kentucky — 0.9%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	440	490,358
Kentucky Economic Development Finance Authority, Refunding RB, Baptist Life Communities Project, Series S:
6.25%, 11/15/46	300	304,410
6.38%, 11/15/51	295	299,643
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (e)	565	481,002

		1,575,413
Louisiana — 3.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	2,000	2,101,060
Series A-1, 6.50%, 11/01/35	1,135	1,313,354
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	350	394,936
5.25%, 5/15/31	300	335,817
5.25%, 5/15/32	380	431,840
5.25%, 5/15/33	415	468,415
5.25%, 5/15/35	945	1,065,005

		6,110,427

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	25

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	$970	$1,083,820
Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	970	1,068,280
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	645	654,475

		1,722,755
Massachusetts — 5.1%
Commonwealth of Massachusetts, GO, Series E, 4.00%, 4/01/42	2,070	2,210,201
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 5.00%, 7/01/44	3,000	3,312,510
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (b)	1,000	1,087,570
Seven Hills Foundation and Affiliates, 5.00%, 9/01/45	2,000	2,144,560

		8,754,841
Michigan — 1.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,970	2,200,411
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	410	450,406

		2,650,817
Minnesota — 0.6%
City of Brooklyn Park Minnesota, RB, Athlos Leadership Academy Project, 5.75%, 7/01/46	180	185,065
City of Ham Lake Minnesota, RB, Series A:
5.00%, 7/01/36	220	228,881
5.00%, 7/01/47	680	699,333

		1,113,279
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	97,221
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	115	127,986

		225,207
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	285	324,464
New Jersey — 7.8%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/22	2,035	2,184,471
5.25%, 11/01/39	475	489,378
5.25%, 11/01/44	1,160	1,190,462
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	505	521,690
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,410	1,568,724
New Jersey EDA, Refunding RB:
Bancroft Neurohealth Project, Series A, 5.00%, 6/01/36	665	680,740
Cigarette Tax, 5.00%, 6/15/23	1,250	1,401,337

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	$785	$911,299
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	1,215	1,402,171
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	830	894,773
Transportation System, Series B, 5.25%, 6/15/36	845	926,078
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	1,295	1,211,537

		13,382,660
New York — 30.5%
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 6/15/31	2,830	3,301,252
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (b)	900	944,505
5.00%, 6/01/42	1,505	1,460,136
5.00%, 6/01/45	555	539,837
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	1,500	1,384,485
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	550	527,522
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	910	909,272
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	6,510	7,606,219
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,343,183
5.25%, 11/15/39	400	478,184
Metropolitan Transportation Authority, Refunding RB, Green Bonds, Series A-1, 5.25%, 11/15/56	1,325	1,581,454
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	6,140	7,165,441
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	420	469,127
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	2,355	2,649,092
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	160	181,898
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	395	456,284
4 World Trade Center Project, 5.75%, 11/15/51	2,220	2,604,349
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	780	852,306
5.00%, 8/01/31	1,275	1,361,011
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	845,647
State of New York Dormitory Authority, RB:
Series A, 5.25%, 7/01/18 (c)	1,000	1,072,480
Series B, 5.75%, 3/15/36	11,250	12,489,412
Syracuse Industrial Development Agency, Refunding RB, Carousel Centre Project, Series A, AMT, 5.00%, 1/01/36	1,000	1,125,060
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,100	1,100,000

		52,448,156

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (c)	$480	$528,495
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	260	296,145

		824,640
Ohio — 5.2%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.88%, 6/01/47	1,500	1,410,045
5.75%, 6/01/34	2,295	2,139,674
County of Allen Ohio Hospital Facilities, Refunding RB, Series A:
Catholic Healthcare Partners, 5.25%, 6/01/38	2,650	2,932,782
Mercy Health, 4.00%, 11/01/44	1,170	1,211,336
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,220	1,336,620

		9,030,457
Oklahoma — 0.5%
Norman Regional Hospital Authority, Refunding RB, 4.00%, 9/01/37 (a)	880	891,378
Oregon — 0.1%
State of Oregon Facilities Authority, Refunding RB, Legacy Health Project, Series A, 4.00%, 6/01/41 (a)	225	232,036
Pennsylvania — 1.5%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	300	331,377
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Finco LP, AMT, 5.00%, 12/31/38	465	518,935
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	720	791,251
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	597,366
Scranton-Lackawanna Health & Welfare Authority, Refunding RB, Marywood University Project, 5.00%, 6/01/46	290	305,846

		2,544,775
Puerto Rico — 0.9%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds, 5.50%, 5/15/39	40	40,192
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	1,475	1,467,713

		1,507,905
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	420	452,462
Series B, 4.50%, 6/01/45	1,875	1,942,481
Series B, 5.00%, 6/01/50	1,360	1,411,843

		3,806,786
South Carolina — 3.1%
State of South Carolina Ports Authority, RB, AMT:
5.00%, 7/01/45	750	843,585
5.25%, 7/01/55	940	1,061,786
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,830	2,155,850

Municipal Bonds	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	$1,060	$1,249,295

		5,310,516
Texas — 7.5%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/21 (c)	730	877,723
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20 (c)	240	275,731
5.00%, 10/01/35	285	324,287
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	250	267,898
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/43	210	275,640
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	700	782,607
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (d)	5,200	2,271,308
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	180	198,014
Scott & White Healthcare, 6.00%, 8/15/20 (c)	105	123,965
Scott & White Healthcare, 6.00%, 8/15/20 (c)	1,285	1,517,097
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (AGM) (NPFGC), 0.00%, 11/15/34 (d)	3,000	1,466,730
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B, AMT, 5.75%, 10/01/31 (b)	875	924,333
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubillee Academic Centre, Series A, 4.00%, 8/15/26 (b)	1,375	1,370,517
Newark Higher Education Finance Corp., RB, Series A (b):
5.50%, 8/15/35	135	141,110
5.75%, 8/15/45	275	290,301
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
AMT, Blueridge Transportation Group, 5.00%, 12/31/50	1,055	1,162,905
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	500	589,885

		12,860,051
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,815	1,961,416
Virginia — 2.6%
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	1,025	956,233
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (b)	240	259,795
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 4/01/45	1,000	1,042,350
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,875	2,182,819

		4,441,197
Washington — 1.6%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	350	397,145

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	27

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
Washington (continued)
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	$1,020	$1,196,858
Washington State Housing Finance Commission, RB, Series A:
Heron’s Key, 7.00%, 7/01/45 (b)	100	106,775
5.63%, 1/01/38	1,000	1,008,060

		2,708,838
Wisconsin — 2.2%
Public Finance Authority, RB, Series A:
4.75%, 12/01/35	365	380,578
5.00%, 12/01/45	885	931,825
5.15%, 12/01/50	555	584,848
Public Finance Authority, Refunding RB, Celanese Project:
Series C, AMT, 4.30%, 11/01/30	200	205,900
Series D, 4.05%, 11/01/30	200	205,160
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,440	1,515,226

		3,823,537
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	100	106,745
Total Municipal Bonds — 131.0%		225,188,722

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.8%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,240	1,336,162
California — 1.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	1,090	1,212,655
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (c)(i)	840	910,451
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (c)	553	617,836

		2,740,942
Colorado — 0.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (i)	740	815,206
Illinois — 1.6%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,340	2,743,135
Massachusetts — 4.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	7,112	8,270,528
Nebraska — 1.4%
County of Sarpy Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	2,296	2,378,420
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (c)(i)	660	731,252

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York — 2.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	$495	$550,371
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,860	2,236,120
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,215	1,454,537

		4,241,028
North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,180	1,383,562
Ohio — 2.9%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	4,634	5,047,651
Pennsylvania — 0.5%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, 5.00%, 8/15/38	720	826,301
Texas — 9.5%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	11,000	12,712,480
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series A (i):
5.00%, 8/15/19(c)	1,202	1,315,968
5.00%, 8/15/38	920	1,006,602
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,348,050

		16,383,100
Virginia — 1.9%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	3,264,622
Wisconsin — 1.2%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (i)	1,989	2,130,888
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.4%		52,292,797
Total Long-Term Investments (Cost — $256,181,030) — 161.4%		277,481,519

Short-Term Securities Shares	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (j)(k)	886,917	887,005
Total Short-Term Securities (Cost — $886,991) — 0.5%		887,005
Total Investments (Cost — $257,068,021) — 161.9%		278,368,524
Other Assets Less Liabilities — (0.3)%		(422,387)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.7)%		(30,411,388)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (43.9)%		(75,558,820)

Net Assets Applicable to Common Shares — 100.0%		$171,975,929

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Notes to Schedule of Investments

(a)	When-issued security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between April 1, 2017 to February 15, 2031, is $4,124,562. See Note 4 of the Notes to Financial Statements for details.

(j)	During the period ended October 31, 2016, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,382,067	(2,495,150)	886,917	$887,005	$1,850	$1,449

(k)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(5)	5-Year U.S. Treasury Note	December 2016	$603,984	$4,336
(27)	10-Year U.S. Treasury Note	December 2016	$3,499,875	47,551
(22)	Long U.S. Treasury Bond	December 2016	$3,579,813	123,978
(8)	Ultra U.S. Treasury Bond	December 2016	$1,407,500	68,420
Total				$244,285

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net Unrealized Appreciation	[1]	—	—	—	—	$244,285	—	$244,285

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$145,679	—	$145,679
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$150,251	—	$150,251

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	29

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,720,398

For more information about Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$277,481,519	—	$277,481,519
Short-Term Securities	$887,005	—	—	887,005

Total	$887,005	$277,481,519	—	$278,368,524

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$244,285	—	—	$244,285
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$160,600	—	—	$160,600
Liabilities:
TOB Trust Certificates	—	$(30,365,452)	—	(30,365,452)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

Total	$160,600	$(106,365,452)	—	$(106,204,852)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 6/01/20	$1,000	$1,123,010
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 1/01/21	3,200	3,622,976
Series C, 5.00%, 1/01/21	2,500	2,830,450

		6,453,426
Arizona — 3.3%
City of Phoenix Arizona IDA, RB, Series A, 4.75%, 7/01/19 (a)	470	488,461
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A:
5.00%, 7/01/20	1,300	1,474,161
5.00%, 7/01/21	5,585	6,175,223
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,601,835
5.25%, 12/01/20	1,000	1,131,010

		10,870,690
California — 8.8%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	815	944,764
County of Riverside California Asset Leasing Corp., RB, Riverside County Hospital Project (NPFGC), 0.00%, 6/01/25 (b)	6,865	5,643,923
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 1.13%, 5/01/17 (c)	4,000	3,999,280
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport, AMT:
5.00%, 1/01/19	540	585,203
5.00%, 1/01/20	550	614,741
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,153,650
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,220,410
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/20	10,000	11,365,000

		28,526,971
Colorado — 1.7%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project:
4.00%, 8/15/19	125	133,176
4.00%, 8/15/20	150	162,447
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	590,881
4.00%, 12/01/20	580	626,562
E-470 Public Highway Authority Colorado, RB, CAB, Senior Series B (NPFGC), 0.00%, 9/01/22 (b)	4,500	4,007,565

		5,520,631
Florida — 3.4%
City of Jacksonville Florida, RB, Better Jacksonville, 5.00%, 10/01/18 (d)	5,160	5,562,119
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (d)	1,250	1,340,162
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,563,279
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	500	566,985
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13 (e)(f)	2,980	2,084,659

		11,117,204

Municipal Bonds	Par (000)	Value
Georgia — 2.4%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement — Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	$6,915	$7,882,547
Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	250	280,465
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,333,371

		1,613,836
Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,383,681
5.00%, 11/15/20	1,440	1,596,024

		2,979,705
Illinois — 11.3%
Chicago Transit Authority, Refunding RB, 5.00%, 6/01/20	1,000	1,105,900
City of Chicago Illinois Motor Fuel Tax, Refunding RB, 5.00%, 1/01/20	1,000	1,054,370
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding, (AGM), 5.25%, 12/01/20	1,000	1,152,830
Metropolitan Pier & Exposition Authority Illinois, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 6/15/22 (b)	13,455	11,169,264
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 6/01/20	10,000	11,302,100
State of Illinois, GO, 5.00%, 7/01/20	4,055	4,362,207
State of Illinois, RB, Series B:
5.00%, 6/15/19 (d)	515	568,076
5.00%, 6/15/20	1,485	1,632,535
State of Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 2/15/20	4,145	4,520,827

		36,868,109
Indiana — 3.5%
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	2,465	2,481,614
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/21	600	690,006
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17 (g)	7,000	7,061,600
Northern Indiana Commuter Transportation District, RB:
5.00%, 1/01/20	370	411,965
5.00%, 7/01/20	620	699,968

		11,345,153
Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	4,925	5,059,748
Kansas — 2.0%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20 (b)	4,240	3,608,791
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.25%, 11/15/20	2,500	2,817,625

		6,426,416
Kentucky — 1.5%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,259,645
5.00%, 12/01/20	1,430	1,611,953

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	31

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)

Municipal Bonds	Par (000)	Value
Kentucky (continued)
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project (b):
0.00%, 7/01/19	$255	$236,589
0.00%, 7/01/20	1,000	899,970

		5,008,157
Louisiana — 0.1%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/20	400	453,628
Maryland — 1.8%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds:
5.00%, 6/15/19	250	271,365
5.00%, 6/15/20	275	305,085
County of Anne Arundel Maryland Consolidated, Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester and Farmington Village Project:
4.00%, 7/01/19	285	304,092
5.00%, 7/01/20	500	560,485
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,155	1,249,202
Maryland EDC, Refunding RB, University of Maryland, College Park Projects (AGM), 4.00%, 6/01/20	640	703,053
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 1/01/21 (g)	1,335	1,552,231
University of Maryland, Medical System, 5.00%, 7/01/19	670	736,424

		5,681,937
Massachusetts — 0.3%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/20	1,000	1,091,910
Michigan — 4.4%
City of Royal Oak Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 9/01/20	1,500	1,547,025
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 5/15/20	1,335	1,420,934
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 7/01/20	1,000	1,079,630
Michigan Finance Authority, Refunding RB, AMT:
5.00%, 11/01/19	1,940	2,104,687
5.00%, 11/01/20	1,800	1,987,596
Saginaw Valley State University, Refunding RB, Series A, 5.00%, 7/01/20	1,000	1,127,070
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	371,598
Series 2-A, 4.00%, 10/15/20	1,205	1,326,741
State of Michigan Trunk Line, Refunding RB:
5.00%, 11/01/20	1,000	1,115,980
5.00%, 11/01/21	2,000	2,224,320

		14,305,581
Mississippi — 0.4%
Mississippi Development Bank, Refunding RB, (AGM), 5.00%, 3/01/20	1,035	1,147,225
Missouri — 1.3%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 9/01/20	3,000	3,399,240
County of Saint Louis Missouri IDA, Refunding RB, Nazareth Living Centre, Series B, 3.85%, 8/15/20	400	400,024
State of Missouri Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/20	500	569,700

		4,368,964

Municipal Bonds	Par (000)	Value
Multi-State — 1.7%
Centerline Equity Issuer Trust (a)(h):
Series A-4-2, 6.00%, 10/31/52	$2,500	$2,743,275
Series B-3-2, 6.30%, 10/31/52	2,500	2,761,525

		5,504,800
Nebraska — 1.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/20	3,500	3,877,300
Nevada — 2.5%
County of Clark Nevada, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 7/01/19	500	550,405
5.00%, 7/01/20	1,000	1,131,660
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/20	5,000	5,008,350
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 8/01/20	1,280	1,367,245

		8,057,660
New Jersey — 9.1%
County of Atlantic New Jersey, GO, Refunding, 3.00%, 10/01/20	2,740	2,888,261
Garden State Preservation Trust, Refunding RB, Series C (AGM), 5.25%, 11/01/20	1,500	1,718,835
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	1,005	1,059,149
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 7/01/20	250	278,635
New Jersey EDA, Refunding RB:
(AGC), 5.25%, 12/15/20	3,150	3,565,453
Cigarette Tax, 5.00%, 6/15/20	2,500	2,727,500
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,175,180
New Jersey Educational Facilities Authority, Refunding RB:
Seton Hall University, Series D, 5.00%, 7/01/19	1,060	1,166,562
Seton Hall University, Series D, 5.00%, 7/01/20	650	736,080
University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (g)	2,500	2,773,400
New Jersey Health Care Facilities Financing Authority, Refunding RB, AtlantiCare Regional Medical Center, 5.00%, 7/01/17 (d)	2,110	2,167,920
New Jersey Higher Education Student Assistance Authority, RB, Series 1A, AMT:
5.00%, 12/01/19	2,565	2,791,515
5.00%, 12/01/20	2,900	3,211,402
New Jersey Transportation Trust Fund Authority, RB, 5.00%, 6/15/20	2,000	2,188,500

		29,448,392
New York — 3.6%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/20	330	370,263
Build NYC Resource Corp., Refunding RB, AMT, 3.75%, 1/01/20 (a)	720	745,373
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
5.00%, 6/01/19	400	435,968
5.00%, 6/01/20	450	501,026
New York State Energy Research & Development Authority, Refunding RB, 2.00%, 2/01/29 (c)	3,000	3,047,550
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/20	875	980,612
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/20	3,500	3,835,685
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,525	1,718,187

		11,634,664

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)

Municipal Bonds	Par (000)	Value
North Carolina — 2.2%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/19 (d)	$1,400	$1,518,132
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/20	5,000	5,598,500

		7,116,632
Ohio — 2.4%
Ohio State Water Development Authority, Refunding RB, Series B, 4.00%, 12/01/33 (c)	5,300	4,821,834
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 6/30/19	945	1,029,313
5.00%, 12/31/19	830	916,237
5.00%, 6/30/20	1,000	1,113,050

		7,880,434
Oklahoma — 0.4%
County of Tulsa Oklahoma Industrial Authority, RB, Broken Arrow Public School, 4.00%, 9/01/22	1,100	1,243,176
Pennsylvania — 8.8%
Chester County Health & Education Facilities Authority, Refunding RB, Simpson Senior Services:
4.00%, 12/01/19	840	873,600
4.00%, 12/01/20	870	903,182
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (c)	3,405	2,924,486
Cumberland County Municipal Authority, Refunding RB, 4.00%, 1/01/20	1,000	1,077,020
Lancaster IDA, Refunding RB, Garden Spot Village Project, 5.00%, 5/01/19	1,300	1,377,974
Montgomery County IDA, Refunding RB, Series A, 5.00%, 1/15/20	1,400	1,531,880
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/20	3,830	4,304,997
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,340,539
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services:
4.00%, 10/01/19	1,165	1,222,225
4.00%, 10/01/20	1,210	1,281,475
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
Drexel University, 5.00%, 5/01/20	1,575	1,768,394
University Properties, Inc., 4.00%, 7/01/19	230	242,742
University Properties, Inc., 4.00%, 7/01/20	450	480,505
Widener University, 5.00%, 7/15/20	600	669,990
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	468,740
2.55%, 4/01/20	850	871,598
2.65%, 10/01/20	865	892,343
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/20	1,500	1,692,900
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/19 (d)	1,000	1,102,430
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/20	995	1,115,783
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/20	350	401,712
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 7/01/19	360	378,695
4.00%, 7/01/20	465	495,165
Westmoreland County Municipal Authority, Refunding RB, (BAM), 3.00%, 8/15/20	110	115,992

		28,534,367

Municipal Bonds	Par (000)	Value
Rhode Island — 1.8%
Rhode Island Health & Educational Building Corp., Refunding RB, Hospital Financing, LifeSpan Obligation, 5.00%, 5/15/20	$1,500	$1,675,890
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	4,274,540

		5,950,430
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	2,000	2,253,360
Tennessee — 0.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb Revenue Project, Series A:
4.00%, 10/01/19	240	257,127
5.00%, 10/01/20	325	364,744

		621,871
Texas — 15.5%
Central Texas Regional Mobility Authority, Refunding RB:
5.75%, 1/01/19 (g)	605	665,609
5.00%, 1/01/20	620	687,258
Senior Lien, 5.75%, 1/01/19	195	213,652
Senior Lien, 5.75%, 1/01/20	1,140	1,290,024
Central Texas Turnpike System, RB, CAB (AMBAC) (b):
0.00%, 8/15/21 (g)	1,825	1,701,794
0.00%, 8/15/24 (g)	1,295	1,124,695
Series A, 0.00%, 8/15/21	6,165	5,657,374
Series A, 0.00%, 8/15/24	7,155	5,910,960
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 8/15/42 (c)	1,000	1,119,680
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,742,475
City of Houston Texas Airport System, Refunding RB:
Subordinate Lien, Series B, 5.00%, 7/01/20	250	281,958
United Airlines, Inc. Terminal E Project, AMT, 4.50%, 7/01/20	5,000	5,384,150
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	4,151,252
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 5/15/20	5,000	5,653,250
New Hope Cultural Education Facilities Corp., RB:
4.00%, 4/01/20	585	619,269
4.00%, 4/01/20	180	190,544
Stephenville LLC Tarleton State University Project, Series A, 4.00%, 4/01/19	345	362,281
Stephenville LLC Tarleton State University Project, Series A, 4.00%, 4/01/20	415	441,850
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 1/01/20	1,000	1,085,670
5.38%, 1/01/21	5,000	5,467,650
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/20	5,000	5,611,650

		50,363,045
Virginia — 1.5%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,299,580
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 7/01/20	1,500	1,697,490
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A (a):
5.00%, 7/01/19	425	457,020
5.00%, 7/01/20	335	367,364

		4,821,454

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	33

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)

Municipal Bonds	Par (000)	Value
Washington — 2.5%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	$2,625	$3,021,480
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	285,850
5.00%, 10/01/42 (c)	4,000	4,669,400

		7,976,730
Wisconsin — 0.9%
State of Wisconsin, Refunding RB, Series A, 5.25%, 5/01/20	1,000	1,103,720
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., 5.00%, 4/01/20	1,515	1,660,092
ThedaCare, Inc., 5.00%, 12/15/20	250	286,157

		3,049,969
Total Municipal Bonds — 106.5%		346,179,132

Municipal Bonds Transferred to Tender Option Bond Trusts (i) — 1.6%
Illinois — 1.6%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	5,000	5,321,750
Total Long-Term Investments (Cost — $332,399,038) — 108.1%		351,500,882

Short-Term Securities — 0.2%	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (j)(k)	456,459	$456,505
Total Short-Term Securities (Cost — $ 456,459) — 0.2%		456,505
Total Investments (Cost — $ 332,855,497) — 108.3%		351,957,387
Other Assets Less Liabilities — 2.1%		6,744,930
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.2)%		(3,764,346)
AMPS Shares, at Liquidation Value — (9.2)%		(29,875,000)

Net Assets Applicable to Common Shares — 100.0%		$325,062,971

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	Variable rate security. Rate as of period end.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(h)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(j)	During the period ended October 31, 2016, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	5,473,974	(5,017,515)	456,459	$456,505	$9,596	$9,713

(k)	Current yield as of period end.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$351,500,882	—	$351,500,882
Short-Term Securities	$456,505	—	—	456,505

Total	$456,505	$351,500,882	—	$351,957,387

[1] See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trusts of $3,750,000 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	35

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.3%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$2,910	$2,926,034
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,555	1,772,187
Senior Lien, Series A (AGM), 5.25%, 10/01/48	2,275	2,615,659
Sub-Lien, Series D, 6.00%, 10/01/42	5,740	6,822,564
Sub-Lien, Series D, 7.00%, 10/01/51	1,765	2,213,451
Lower Alabama Gas District, RB, Series A:
5.00%, 9/01/34	3,530	4,333,922
5.00%, 9/01/46	2,825	3,550,573
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	4,080	4,765,195

		28,999,585
Arizona — 3.6%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (a)	3,400	3,478,710
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	12,088,557
5.00%, 12/01/37	7,460	8,944,242

		24,511,509
California — 13.8%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (b)	4,445	4,944,262
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	6,230	7,268,728
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	2,465	2,849,367
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	290	335,663
5.25%, 8/15/49	715	822,221
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (c)	2,970	3,270,000
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A (c):
5.00%, 12/01/41	1,030	1,145,968
5.00%, 12/01/46	1,250	1,377,950
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 8/15/51	4,470	4,618,806
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	11,690	13,150,666
5.25%, 5/15/39	1,560	1,716,296
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	857,484
County of Riverside Transportation Commission, RB, CAB, Senior Lien, Series B (d):
0.00%, 6/01/41	5,000	1,757,450
0.00%, 6/01/42	6,000	1,986,060
0.00%, 6/01/43	5,000	1,545,000

Municipal Bonds	Par (000)	Value
California (continued)
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/21 (b)	$7,000	$8,256,360
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (d):
0.00%, 8/01/34	3,500	1,893,885
0.00%, 8/01/36	4,000	1,961,800
State of California, GO, Various Purposes:
6.00%, 3/01/33	4,970	5,768,729
6.50%, 4/01/33	20,410	23,052,075
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,495	1,762,022
Sub-Series I-1, 6.38%, 11/01/19 (b)	2,315	2,683,826

		93,024,618
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	4,205	4,633,700
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	2,964,469
Delaware — 2.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,456,022
Delaware Transportation Authority, RB, 5.00%, 6/01/55	2,280	2,585,839
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,869,566

		15,911,427
District of Columbia — 4.4%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	1,480	1,762,162
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	23,834,084
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	990	1,083,456
5.25%, 10/01/44	2,465	2,706,841

		29,386,543
Florida — 2.7%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	2,620	2,970,635
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,573,732
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 6/01/32	600	647,280
5.00%, 6/01/36	125	134,298
5.13%, 6/01/42	1,925	2,074,091
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (b)	5,885	7,548,984
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (e)(f)	3,395	2,374,972

		18,323,992

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
Georgia — 2.0%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	$4,370	$5,103,548
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,010	1,214,505
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,650	1,823,794
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	5,000	5,484,650

		13,626,497
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,660	2,977,631
Illinois — 17.4%
City of Chicago Illinois, GO, Project, 5.00%, 1/01/34	3,560	3,614,788
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/32	6,155	6,407,971
5.00%, 1/01/34	2,500	2,543,500
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/41	11,385	13,619,534
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,268,391
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	7,625	8,342,741
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	2,025	2,293,353
Illinois Finance Authority, RB, Advocate Health Care Network:
5.38%, 4/01/19 (b)	5,010	5,532,643
5.38%, 4/01/44	5,620	6,063,811
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,138,072
Central Dupage Health, Series B, 5.50%, 11/01/39	3,160	3,565,207
Presence Health Network, Series C, 4.00%, 2/15/41	2,805	2,678,775
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	5,095	5,867,861
Senior, Series C, 5.00%, 1/01/37	5,455	6,278,214
Series A, 5.00%, 1/01/38	3,875	4,422,925
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	14,710	15,665,268
Series B-2, 5.00%, 6/15/50	3,905	4,080,842
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	885	1,025,998
6.00%, 6/01/28	2,245	2,636,191
State of Illinois, GO:
5.00%, 2/01/39	2,990	3,094,501
Series A, 5.00%, 4/01/38	9,030	9,324,649
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (b)	1,240	1,375,792
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,565	1,746,352
5.00%, 4/01/44	1,910	2,123,347

		116,710,726

Municipal Bonds	Par (000)	Value
Indiana — 3.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	$1,525	$1,872,471
7.00%, 1/01/44	3,680	4,563,715
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,305	7,343,434
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	880	967,727
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	2,905	3,176,414
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	790	874,499
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,655	1,823,578
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (b)	2,150	2,380,308
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,490	2,867,310

		25,869,456
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,740	1,787,607
5.50%, 12/01/22	4,595	4,658,227
5.25%, 12/01/25	2,125	2,216,354
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	2,370	2,516,442

		11,178,630
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,915	2,134,172
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (g)	2,325	1,979,342

		4,113,514
Louisiana — 3.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	7,561,910
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,980	2,234,212
5.25%, 5/15/31	1,690	1,891,769
5.25%, 5/15/32	2,160	2,454,667
5.25%, 5/15/33	2,345	2,646,825
5.25%, 5/15/35	4,985	5,618,045

		22,407,428
Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	855	941,629
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,440	1,461,153

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	37

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21 (b)	$4,295	$4,959,694

		7,362,476
Massachusetts — 1.6%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	5,645	5,276,890
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (c)	2,775	2,808,272
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	2,535	2,775,825

		10,860,987
Michigan — 3.7%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,665	9,678,458
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,870	3,358,646
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,700	3,003,669
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	1,710	1,878,521
Henry Ford Health System, 4.00%, 11/15/46	2,875	2,896,275
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	4,230	4,237,360

		25,052,929
Minnesota — 0.1%
Minnesota Higher Education Facilities Authority, Refunding RB, St.Olaf College, 4.00%, 10/01/34	800	879,696
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	566,171
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	2,035	2,188,703
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	480	534,202

		3,289,076
Nebraska — 1.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,610	1,832,937
5.00%, 9/01/42	2,815	3,149,281
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,569,165
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	600	665,424

		9,216,807

Municipal Bonds	Par (000)	Value
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	$4,550	$4,557,598
New Jersey — 9.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,280	3,379,286
5.25%, 11/01/44	2,980	3,058,255
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (c)	2,115	2,184,901
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (e)(f)	3,680	144,808
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	1,215	1,280,464
Continental Airlines, Inc. Project, 5.25%, 9/15/29	3,830	4,258,347
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	2,035	2,330,889
Private Activity Bond, Goethals Bridge Replacement Project, 5.38%, 1/01/43	2,285	2,596,240
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	9,748,480
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	8,150	9,284,724
Series E, 5.00%, 1/01/45	5,095	5,879,885
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	3,765	4,058,821
Transportation System, Series A, 5.50%, 6/15/41	8,000	8,816,960
Transportation System, Series B, 5.25%, 6/15/36	4,810	5,271,519

		62,293,579
New York — 9.0%
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,805	5,530,219
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 6/01/43	840	843,940
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (c)	3,600	3,778,020
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,749	1,953,124
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,539,882
5.25%, 11/15/39	1,650	1,972,509
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	2,120	2,395,452
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,400	2,680,728
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (c)	7,830	8,807,810
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (c)	660	750,328
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (c)	1,655	1,911,773

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
New York (continued)
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 2/15/37	$6,655	$7,724,592
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 7/01/41	1,165	1,272,145
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	1,725	1,884,907
5.00%, 8/01/31	1,940	2,070,872
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (c)	1,575	1,599,286
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,932,863
6.00%, 12/01/42	1,960	2,270,503
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,600	4,600,000

		60,518,953
North Carolina — 2.3%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 4/01/19 (b)	10,000	10,960,200
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (b)	2,750	3,027,832
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,130	1,287,093

		15,275,125
Ohio — 4.3%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	9,530	8,958,486
County of Allen Ohio Hospital Facilities, Refunding RB, Series A:
Catholic Healthcare Partners, 5.25%, 6/01/38	6,125	6,778,599
Mercy Health, 4.00%, 11/01/44	4,090	4,234,500
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,280	1,456,217
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	5,450	5,780,924
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,585	1,736,510

		28,945,236
Pennsylvania — 1.5%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,240	1,369,692
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	4,092,210
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	1,660	1,836,807
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,475,621

		9,774,330

Municipal Bonds	Par (000)	Value
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	$1,610	$1,744,193
Series A, 5.00%, 6/01/40	1,450	1,562,071
Series B, 4.50%, 6/01/45	5,175	5,361,248
Series B, 5.00%, 6/01/50	5,765	5,984,762

		14,652,274
South Carolina — 4.7%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	6,455	7,199,068
AMT, 5.25%, 7/01/55	2,525	2,852,139
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	12,065	14,213,294
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,140	7,236,481

		31,500,982
Tennessee — 0.7%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,660	2,964,437
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	1,350	1,557,900

		4,522,337
Texas — 12.1%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21 (b)	4,210	5,061,936
Sub-Lien, 5.00%, 1/01/33	700	776,174
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	1,150	1,301,823
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	385	434,938
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20 (b)	1,375	1,579,710
5.00%, 10/01/35	1,595	1,814,871
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	3,000	3,214,770
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19(b)	15,560	17,517,137
6.00%, 11/15/35	865	975,028
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 1/01/43	380	498,777
7.00%, 1/01/48	500	656,285
County of Harris Texas-Houston Sports Authority, Refunding RB (NPFGC) (d):
3rd Lien, Series A-3, 0.00%, 11/15/37	26,120	8,891,509
CAB, Junior Lien, Series H, 0.00%, 11/15/35	5,000	2,177,050
CAB, Senior Lien, Series A, 0.00%, 11/15/38	12,580	4,846,571
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (d):
0.00%, 9/15/40	9,780	3,653,123
0.00%, 9/15/41	5,420	1,919,493

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	39

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/20 (b)	$7,345	$8,671,654
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	470	499,088
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	355	386,229
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/32	2,835	3,159,948
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	6,000	7,078,620
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	5,100	5,925,588

		81,040,322
Utah — 0.3%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A, 3.25%, 10/15/42	1,880	1,796,660
Virginia — 1.3%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,155	3,544,990
6.00%, 1/01/37	4,615	5,372,644

		8,917,634
Washington — 1.0%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,475	1,673,682
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,420	5,186,384

		6,860,066
Wisconsin — 0.8%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,640	1,818,219
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	3,545	3,730,191

		5,548,410
Total Municipal Bonds — 120.1%		807,505,202

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 1.2%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	3,320	3,577,466
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/16 (b)	4,548	4,555,622

		8,133,088

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
California — 5.1%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (b)(i)	$5,115	$5,543,995
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (b)	18,540	20,735,877
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (b)	4,500	4,645,845
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (b)	3,260	3,640,222

		34,565,939
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (b):
Series C-3, 5.10%, 4/29/18	7,600	8,081,080
Series C-7, 5.00%, 5/01/18	4,860	5,161,514

		13,242,594
Connecticut — 2.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,397	9,636,062
Series X-3, 4.85%, 7/01/37	9,366	9,608,337

		19,244,399
Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	6,629	7,480,583
Illinois — 4.6%
County of Will Illinois, 5.00%, 11/15/45	27,000	31,085,640
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,427	5,147,269
Nebraska — 1.3%
County of Sarpy Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	8,432	8,736,419
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (b)(i)	3,989	4,420,752
New York — 12.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40 (h)	3,075	3,418,970
Series HH, 5.00%, 6/15/31 (i)	16,395	19,125,095
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	3,130	3,656,738
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56 (h)	8,799	10,579,494
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43 (h)	20,864	24,348,940
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	12,611	14,793,920
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55 (h)	5,070	6,069,551

		81,992,708

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	$4,960	$5,815,650
Texas — 4.2%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	4,900	5,662,832
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,661,997
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,003	7,068,578
University of Texas, Permanent University Fund, Refunding RB, Series B, 4.00%, 7/01/41	7,400	8,042,616

		28,436,023
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,153	7,730,112
Virginia — 1.7%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/40	10,767	11,449,027
Washington — 3.2%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (b)	5,459	5,692,207

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Washington (continued)
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/19 (b)	$14,487	$15,784,826

		21,477,033
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.0%		288,957,236
Total Long-Term Investments (Cost — $1,006,036,416) — 163.1%		1,096,462,438

Short-Term Securities — 1.1%	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (j)(k)	7,326,387	7,327,120
Total Short-Term Securities (Cost — $7,326,751) — 1.1%		7,327,120
Total Investments (Cost — $1,013,363,167) — 164.2%		1,103,789,558
Other Assets Less Liabilities — 1.3%		8,465,555
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.2)%		(169,370,339)
VMTP Shares, at Liquidation Value — (40.3)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$672,084,774

Notes to Schedule of Investments

(a)	When-issued security.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between June 1, 2017 to November 15, 2019, is $25,986,986. See Note 4 of the Notes to Financial Statements for details.

(j)	During the period ended October 31, 2016, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/ Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	14,214,479	(6,888,092)	7,326,387	$7,327,120	$15,853	$2,188

(k)	Current yield as of period end.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	41

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(11)	5-Year U.S. Treasury Note	December 2016	$ 1,328,766	$9,957
(79)	10-Year U.S. Treasury Note	December 2016	$10,240,375	145,058
(84)	Long U.S. Treasury Bond	December 2016	$13,668,375	515,965
(25)	Ultra U.S. Treasury Bond	December 2016	$ 4,398,437	228,576
Total				$899,556

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net Unrealized Appreciation[1]	—	—	—	—	$899,556	—	$899,556

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$879,222	—	$879,222
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$583,246	—	$583,246

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$30,225,539

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,096,462,438	—	$1,096,462,438
Short-Term Securities	$7,327,120	—	—	7,327,120

Total	$7,327,120	$1,096,462,438	—	$1,103,789,558

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$899,556	—	—	$899,556
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,565	—	—	$2,565
Cash pledged for futures contracts	545,800	—	—	545,800
Liabilities:
TOB Trust Certificates	—	$(169,066,842)	—	(169,066,842)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

Total	$548,365	$(439,866,842)	—	$(439,318,477)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	43

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.4%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$465	$467,562
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	1,115	1,398,299
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	655	765,001

		2,630,862
Alaska — 0.9%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	435	441,825
5.00%, 6/01/46	530	500,325

		942,150
Arizona — 1.6%
County of Maricopa Arizona IDA, Refunding RB, Banner Health, Series A, 4.00%, 1/01/36 (a)	540	569,905
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,198,960

		1,768,865
California — 10.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (b)	720	800,870
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,178,397
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	400	462,372
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	45	52,086
5.25%, 8/15/49	115	132,245
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (c)	475	522,980
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (c)	370	412,776
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 8/15/51	1,000	1,033,290
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	1,875	2,109,281
5.25%, 5/15/39	250	275,048
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	136,700
State of California, GO, Various Purposes:
6.00%, 3/01/33	800	928,568
6.50%, 4/01/33	650	734,143
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	240	282,866
Sub-Series I-1, 6.38%, 11/01/19 (b)	375	434,745
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	915	1,100,782
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 6/01/37	330	326,099
5.13%, 6/01/46	200	194,850

		11,118,098

Municipal Bonds	Par (000)	Value
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	$680	$749,326
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/40	260	280,319
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	320	360,224

		1,389,869
Delaware — 2.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	820	905,141
Delaware Transportation Authority, RB, 5.00%, 6/01/55	365	413,961
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,304,779

		2,623,881
District of Columbia — 1.9%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	690	780,852
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	175,104
5.25%, 10/01/44	1,000	1,098,110

		2,054,066
Florida — 2.3%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	420	476,209
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (b)	950	1,218,612
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	740	819,735

		2,514,556
Georgia — 2.4%
County of Clarke Hospital Authority, Refunding RB, Piedmont Healthcare, Inc. Project, Series A, 3.50%, 7/01/36	345	337,310
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	160	192,397
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	292,913
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	1,095	1,201,138
Richmond County Hospital Authority, Refunding RB, 4.00%, 1/01/36	500	534,305

		2,558,063
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	425	475,749
Illinois — 19.9%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	1,500	1,730,250
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	570	578,772
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	1,000	1,041,100
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/41 (b)	1,855	2,219,081
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	800	918,816
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	364,267

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	$1,040	$1,137,895
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	245	277,468
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	305	344,122
Central Dupage Health, Series B, 5.50%, 11/01/39	2,500	2,820,575
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	815	938,627
Senior, Series C, 5.00%, 1/01/37	500	575,455
Series A, 5.00%, 1/01/38	730	833,222
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/44 (d)	2,980	862,353
Series B (AGM), 5.00%, 6/15/50	1,280	1,363,123
Series B-2, 5.00%, 6/15/50	785	820,349
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	202,881
6.00%, 6/01/28	940	1,103,795
State of Illinois, GO:
5.00%, 2/01/39	480	496,776
Series A, 5.00%, 4/01/35	1,000	1,037,720
Series A, 5.00%, 4/01/38	1,135	1,172,035
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (b)	200	221,902
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	250	278,970
5.00%, 4/01/44	310	344,627

		21,684,181
Indiana — 4.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	245	300,823
7.00%, 1/01/44	1,090	1,351,753
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,187,994
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	140	153,957
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	465	508,445
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	125	138,370
Sisters of St. Francis Health Services, 5.25%, 11/01/39	270	297,502
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (b)	350	387,492
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	400	460,612

		4,786,948
Iowa — 2.5%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	280	287,661
5.50%, 12/01/22	730	740,045
5.25%, 12/01/25	145	151,233
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	380	403,480
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,145	1,124,699

		2,707,118

Municipal Bonds	Par (000)	Value
Kentucky — 4.3%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	$310	$345,479
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (d)	5,000	4,017,550
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (e)	375	319,249

		4,682,278
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,055	1,220,783
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	320	361,085
5.25%, 5/15/31	270	302,235
5.25%, 5/15/32	345	392,065
5.25%, 5/15/33	375	423,266
5.25%, 5/15/35	160	180,318

		2,879,752
Maryland — 1.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	135	148,678
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	645	654,475
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21 (b)	690	796,785

		1,599,938
Massachusetts — 1.9%
Commonwealth of Massachusetts, GO, Series E, 4.00%, 4/01/42	1,560	1,665,659
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (c)	445	450,335

		2,115,994
Michigan — 4.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,925	2,150,148
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	465	544,171
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	435	483,925
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	275	302,101
Henry Ford Health System, 4.00%, 11/15/46	115	115,851
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	500	500,870
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	1,000	1,133,980

		5,231,046
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	91,502

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	45

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Missouri (continued)
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	$330	$354,925
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	80	89,034

		535,461
Nebraska — 1.5%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	260	296,002
5.00%, 9/01/42	455	509,032
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	783,475

		1,588,509
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	880	881,470
New Jersey — 9.2%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	320	329,686
5.25%, 11/01/44	585	600,362
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (c)	340	351,237
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	645	25,381
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 9/15/23	1,090	1,212,701
Continental Airlines, Inc. Project, 5.25%, 9/15/29	145	161,217
Private Activity Bond, Goethals Bridge Replacement Project, 5.38%, 1/01/43	500	568,105
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	705	818,428
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,625	1,851,249
Series E, 5.25%, 1/01/40	1,355	1,458,969
Series E, 5.00%, 1/01/45	280	323,134
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	585	630,654
Transportation System, Series A, 5.50%, 6/15/41	575	633,719
Transportation System, Series B, 5.25%, 6/15/36	775	849,361
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	165	191,215

		10,005,418
New York — 8.3%
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	770	886,216
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (c)	600	629,670
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	286	319,209
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	895,455

Municipal Bonds	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	$385	$430,033
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (c)	1,365	1,535,461
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (c)	105	119,370
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (c)	265	306,115
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	715	781,281
5.00%, 8/01/31	800	853,968
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (c)	330	335,089
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	410	476,227
6.00%, 12/01/42	395	457,576
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,000	1,000,000

		9,025,670
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (b)	440	484,453
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	185	210,719

		695,172
Ohio — 1.7%
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	655	678,141
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	210	238,911
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	885	938,737

		1,855,789
Oklahoma — 0.5%
Norman Regional Hospital Authority, Refunding RB, 4.00%, 9/01/37 (a)	550	557,112
Oregon — 0.9%
State of Oregon Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project, 5.00%, 7/01/44	715	803,646
State of Oregon Facilities Authority, Refunding RB, Legacy Health Project, Series A, 4.00%, 6/01/41 (a)	140	144,378

		948,024
Pennsylvania — 1.9%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	200	220,918
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	600	659,148
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	265	293,225

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	$480	$527,501
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	396,329

		2,097,121
Puerto Rico — 0.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds, 5.50%, 5/15/39	150	150,720
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	340	338,320

		489,040
Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	830	859,872
5.00%, 6/01/50	1,580	1,640,229

		2,500,101
South Carolina — 3.4%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	1,040	1,159,881
AMT, 5.25%, 7/01/55	405	457,472
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,220	1,437,233
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	535	630,540

		3,685,126
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	430	479,214
Texas — 12.4%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21 (b)	680	817,605
Sub-Lien, 5.00%, 1/01/33	115	127,514
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	190	214,645
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20 (b)	220	252,754
5.00%, 10/01/35	255	290,152
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	485	519,721
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	135	150,864
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (b)	2,585	2,910,141
6.00%, 11/15/35	145	163,444
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	230	275,207
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	145	190,323
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (d)	4,750	1,829,985
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (d)	4,485	1,959,003

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare (b):
6.00%, 8/15/20	$95	$112,159
6.00%, 8/15/20	1,175	1,387,228
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (b)	500	572,310
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (d)	640	281,542
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
AMT, Blueridge Transportation Group, 5.00%, 12/31/50	460	507,049
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	500	589,885
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	275	319,517

		13,471,048
Virginia — 5.4%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/17 (b)	1,000	1,040,070
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,500	2,658,250
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	250	280,902
6.00%, 1/01/37	1,605	1,868,493

		5,847,715
Washington — 1.0%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	235	266,654
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	715	838,974

		1,105,628
Wisconsin — 2.5%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/16 (b)	2,000	2,003,320
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	675	710,262

		2,713,582
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	975	1,080,202
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.00%, 1/01/42	95	101,408
5.38%, 1/01/42	500	523,210

		1,704,820
Total Municipal Bonds — 123.2%		133,949,434

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 1.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	780	840,489
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/16 (b)	760	760,939

		1,601,428

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	47

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
California — 5.2%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (b)(i)	$855	$926,709
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (b)	2,970	3,321,767
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (b)	740	763,983
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (b)	553	617,836

		5,630,295
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (b):
Series C-3, 5.10%, 10/01/18	1,210	1,286,593
Series C-7, 5.00%, 9/01/18	780	828,391
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,180	1,257,715

		3,372,699
Connecticut — 2.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,619,678
Series X-3, 4.85%, 7/01/37	1,541	1,580,859

		3,200,537
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	720	837,522
Nebraska — 1.4%
County of Sarpy Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	1,455	1,507,887
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (b)(i)	645	714,633
New York — 10.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	510	567,049
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	500	584,143
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,000	2,404,430
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,938,542
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	2,030	2,381,575
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	810	969,691

		10,845,430
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	800	938,008
Pennsylvania — 0.5%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, 5.00%, 8/15/38	440	504,962

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Texas — 5.2%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$780	$901,430
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series A (i):
5.00%, 8/15/19 (b)	1,214	1,328,383
5.00%, 8/15/38	928	1,016,098
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,244,354
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	975	1,148,644

		5,638,909
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,155	1,247,838
Virginia — 1.7%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/40	1,785	1,897,541
Washington — 3.3%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (b)	900	938,276
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/19 (b)	2,400	2,614,464

		3,552,740
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.2%		41,490,429
Total Long-Term Investments (Cost — $159,666,515) — 161.4%		175,439,863

Short-Term Securities — 0.0%	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (j)(k)	41,392	41,396
Total Short-Term Securities (Cost — $41,392) — 0.0%		41,396
Total Investments (Cost — $159,707,907) — 161.4%		175,481,259
Other Assets Less Liabilities — 0.4%		414,589
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.3)%		(24,269,319)
VMTP Shares, at Liquidation Value — (39.5)%		(42,900,000)

Net Assets Applicable to Common Shares — 100.0%		$108,726,529

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Notes to Schedule of Investments

(a)	When-issued security.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between June, 1,2017 to February 15, 2031, is $4,050,255. See Note 4 of the Notes to Financial Statements for details.

(j)	During the period ended October 31, 2016, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/ Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,346,845	(2,305,453)	41,392	$41,396	$176	$984

(k)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(3)	5-Year U.S. Treasury Note	December 2016	$362,391	$2,639
(16)	10-Year U.S. Treasury Note	December 2016	$2,074,000	28,554
(13)	Long U.S. Treasury Bond	December 2016	$2,115,344	77,235
(5)	Ultra U.S. Treasury Bond	December 2016	$879,687	42,816
Total				$151,244

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net Unrealized Appreciation[1]	—	—	—	—	$151,244	—	$151,244

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$103,155	—	$103,155
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$95,558	—	$95,558

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	49

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – short	$5,373,711

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$175,439,863	—	$175,439,863
Short-Term Securities	$41,396	—	—	41,396

Total	$41,396	$175,439,863	—	$175,481,259

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$151,244	—	—	$151,244
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$96,600	—	—	$96,600
Liabilities:
TOB Trust Certificates	—	$(24,224,651)	—	(24,224,651)
VMTP Shares at Liquidation Value	—	(42,900,000)	—	(42,900,000)

Total	$96,600	$(67,124,651)	—	$(67,028,051)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Statements of Assets and Liabilities

October 31, 2016 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

Assets
Investments at value — unaffiliated[1]	$465,280,608	$277,481,519	$351,500,882	$1,096,462,438	$175,439,863
Investments at value — affiliated[2]	7,277,881	887,005	456,505	7,327,120	41,396
Cash	—	—	—	2,565	—
Cash pledged for futures contracts	330,050	160,600	—	545,800	96,600
Receivables:
Interest — unaffiliated	5,021,422	3,891,164	4,660,889	15,545,588	2,505,565
Investments sold — unaffiliated	9,094,823	6,332,911	895,103	28,458	4,702,705
Dividends — affiliated	2,035	265	3,433	1,724	242
Prepaid expenses	68,739	51,168	49,784	86,892	66,173
Prepaid redemption of Preferred Shares	—	—	2,350,000	—	—

Total assets	487,075,558	288,804,632	359,916,596	1,120,000,585	182,852,544

Accrued Liabilities
Payables:
Investments purchased — unaffiliated	36,689,262	9,863,108	—	3,478,030	6,280,114
Income dividends — Common Shares	1,237,398	731,512	906,601	3,185,651	474,916
Investment advisory fees	133,719	146,980	154,047	568,553	89,913
Interest expense and fees	70,848	45,936	14,346	303,497	44,668
Other accrued expenses	121,397	76,601	105,865	207,254	84,733
Officer’s and Trustees’ fees	58,034	18,685	42,908	231,063	13,989
Administration fees	57,431	—	—	—	—
Variation margin on futures contracts	45,312	21,609	—	74,921	13,031

Total accrued liabilities	38,413,401	10,904,431	1,223,767	8,048,969	7,001,364

Other Liabilities
TOB Trust Certificates	37,123,627	30,365,452	3,750,000	169,066,842	24,224,651
VRDP Shares, at liquidation value, net of deferred offering costs of $100,000 per share[3,4,5]	—	75,558,820	—	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4,5]	125,900,000	—	—	270,800,000	42,900,000

Total other liabilities	163,023,627	105,924,272	3,750,000	439,866,842	67,124,651

Total liabilities	201,437,028	116,828,703	4,973,767	447,915,811	74,126,015

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4,5]	—	—	29,879,858	—	—

Net Assets Applicable to Common Shareholders	$285,638,530	$171,975,929	$325,062,971	$672,084,774	$108,726,529

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$238,730,443	$168,946,268	$294,621,576	$595,030,724	$103,465,594
Undistributed net investment income	1,476,611	1,058,184	11,222,102	7,344,982	849,404
Undistributed net realized gain (accumulated net realized loss)	3,416,005	(19,573,311)	117,403	(21,616,879)	(11,513,065)
Net unrealized appreciation (depreciation)	42,015,471	21,544,788	19,101,890	91,325,947	15,924,596

Net Assets Applicable to Common Shareholders	$285,638,530	$171,975,929	$325,062,971	$672,084,774	$108,726,529

Net asset value, per Common Share	$16.62	$12.81	$16.06	$15.00	$14.88

[1] Investments at cost — unaffiliated	$423,809,108	$256,181,030	$332,399,038	$1,006,036,416	$159,666,515
[2] Investments at cost — affiliated	$7,277,447	$886,991	$456,459	$7,326,751	$41,392
[3] Preferred Shares outstanding	1,259	760	1,195	2,708	429
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	5,862	unlimited	unlimited	unlimited	unlimited
[5] Preferred and Common Shares par value per share	$0.01	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	17,185,859	13,422,247	20,236,628	44,804,992	7,306,407
[7] Common Shares authorized	199,994,138	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	51

Statements of Operations

Six Months Ended October 31, 2016 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

Investment Income
Interest — unaffiliated	$9,602,377	$6,197,211	$7,300,282	$25,417,349	$3,991,409
Income — affiliated	9,040	1,850	9,596	15,853	176

Total Investment Income	9,611,417	6,199,061	7,309,878	25,433,202	3,991,585

Expenses
Investment advisory	799,046	886,721	925,202	3,337,228	533,561
Administration	342,448	—	—	—	—
Professional	34,796	32,584	35,369	65,902	28,832
Accounting services	29,607	9,898	27,088	36,986	13,421
Officer and Trustees	17,602	9,782	18,552	44,322	6,354
Transfer agent	16,010	11,403	26,533	25,787	10,689
Custodian	12,118	8,100	10,127	22,683	5,320
Registration	5,323	5,298	5,318	9,753	5,318
Printing	5,297	3,840	4,941	8,656	3,849
Remarketing fees on Preferred Shares	—	3,831	25,942	—	—
Liquidity fees	—	3,903	—	—	—
Rating agency	19,143	15,023	6,501	19,214	19,213
Miscellaneous	21,504	16,343	16,421	31,265	16,002

Total expenses excluding interest expense, fees and amortization of offering costs	1,302,894	1,006,726	1,101,994	3,601,796	642,559
Interest expense, fees and amortization of offering costs[1]	1,185,977	696,866	24,968	2,982,263	468,153

Total expenses	2,488,871	1,703,592	1,126,962	6,584,059	1,110,712

Less:
Fees waived by the Manager	(2,022)	(435)	(1,935)	(4,347)	(299)
Fees paid indirectly	(191)	—	—	(47)	(17)

Total expenses after fees waived and paid indirectly	2,486,658	1,703,157	1,125,027	6,579,665	1,110,396

Net investment income	7,124,759	4,495,904	6,184,851	18,853,537	2,881,189

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	3,977,982	(842,533)	49,084	(3,310,420)	(361,075)
Investments — affiliated	—	33	722	4	64
Futures contracts	350,564	145,679	—	879,222	103,155
Capital gain distributions from investment companies — affiliated	3,766	1,416	8,991	2,184	920

	4,332,312	(695,405)	58,797	(2,429,010)	(256,936)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(7,983,472)	(588,626)	(4,837,389)	(6,808,025)	(986,762)
Investments — affiliated	434	14	46	369	4
Futures contracts	392,311	150,251	—	583,246	95,558

	(7,590,727)	(438,361)	(4,837,343)	(6,224,410)	(891,200)

Net realized and unrealized loss	(3,258,415)	(1,133,766)	(4,778,546)	(8,653,420)	(1,148,136)

Distributions to AMPS Shareholders From
Net investment income	—	—	(145,212)	—	—

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$3,866,344	$3,362,138	$1,261,093	$10,200,117	$1,733,053

[1] Related to TOB Trusts VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust, Inc. (BKN)		BlackRock Long-Term Municipal Advantage Trust (BTA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016

Operations
Net investment income	$7,124,759	$15,188,765	$4,495,904	$9,121,621
Net realized gain (loss)	4,332,312	2,083,179	(695,405)	125,307
Net change in unrealized appreciation (depreciation)	(7,590,727)	11,032,224	(438,361)	5,211,656

Net increase in net assets applicable to Common Shareholders resulting from operations	3,866,344	28,304,168	3,362,138	14,458,584

Distributions to Common Shareholders[1]
From net investment income	(7,456,338)	(15,609,954)	(4,436,053)	(9,341,884)

Capital Share Transactions
Reinvestment of common distributions	225,984	—	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(3,364,010)	12,694,214	(1,073,915)	5,116,700
Beginning of period	289,002,540	276,308,326	173,049,844	167,933,144

End of period	$285,638,530	$289,002,540	$171,975,929	$173,049,844

Undistributed net investment income, end of period	$1,476,611	$1,808,190	$1,058,184	$998,333

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	53

Statements of Changes in Net Assets

	BlackRock Municipal 2020 Term Trust (BKK)		BlackRock Municipal Income Trust (BFK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016

Operations
Net investment income	$6,184,851	$11,597,330	$18,853,537	$38,762,060
Net realized gain (loss)	58,797	118,215	(2,429,010)	(3,311,237)
Net change in unrealized appreciation (depreciation)	(4,837,343)	(868,895)	(6,224,410)	18,024,234
Distributions to AMPS Shareholders from net investment income	(145,212)	(107,864)	—	—

Net increase in net assets applicable to Common Shareholders resulting from operations	1,261,093	10,738,786	10,200,117	53,475,057

Distributions to Common Shareholders[1]
From net investment income	(5,439,606)	(11,294,062)	(19,285,305)	(40,324,507)
From net realized gain	—	(12,850)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(5,439,606)	(11,306,912)	—	—

Capital Share Transactions
Reinvestment of common distributions	—	—	667,879	288,964

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(4,178,513)	(568,126)	(8,417,309)	13,439,514
Beginning of period	329,241,484	329,809,610	680,502,083	667,062,569

End of period	$325,062,971	$329,241,484	$672,084,774	$680,502,083

Undistributed net investment income, end of period	$11,222,102	$10,622,069	$7,344,982	$7,776,750

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Statements of Changes in Net Assets

	BlackRock Strategic Municipal Trust (BSD)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016

Operations
Net investment income	$2,881,189	$6,004,003
Net realized loss	(256,936)	(300,628)
Net change in unrealized appreciation (depreciation)	(891,200)	2,548,449

Net increase in net assets applicable to Common Shareholders resulting from operations	1,733,053	8,251,824

Distributions to Common Shareholders[1]
From net investment income	(2,893,209)	(6,236,693)

Capital Share Transactions
Reinvestment of common distributions	22,963	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,137,193)	2,015,131
Beginning of period	109,863,722	107,848,591

End of period	$108,726,529	$109,863,722

Undistributed net investment income, end of period	$849,404	$861,424

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	55

Statements of Cash Flows

Six Months Ended October 31, 2016 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$3,866,344	$3,362,138	$10,200,117	$1,733,053
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	72,385,855	60,596,268	69,153,463	33,996,028
Purchases of long-term investments	(71,788,398)	(67,787,555)	(118,679,070)	(39,726,906)
Net proceeds from sales (purchases) of short-term securities	(6,197,348)	2,495,076	6,887,728	2,305,453
Amortization of premium and accretion of discount on investments and other fees	(760,554)	249,894	717,402	10,708
Net realized gain (loss) on investments	(3,977,982)	842,500	3,310,416	361,011
Net unrealized loss on investments	7,983,038	588,612	6,807,656	986,758
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(71,000)	(27,000)	(64,000)	(19,000)
Receivables:
Interest — unaffiliated	105,047	(160,118)	34	(16,220)
Dividends — affiliated	(1,880)	(129)	(164)	(188)
Prepaid expenses	(37,579)	(19,228)	(34,753)	(36,853)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	6,124	5,928	38,755	4,688
Interest expense and fees	53,823	34,888	240,035	34,309
Administration fees	2,692	—	—	—
Officer’s and Trustees’ fees	2,503	772	8,984	642
Variation margin on futures contracts	8,750	3,453	8,187	2,640
Other accrued expenses	(8,683)	(11,158)	(607)	(16,204)

Net cash provided by (used for) operating activities	1,570,752	174,341	(21,405,817)	(380,081)

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	10,827,739	4,395,621	40,573,154	3,395,366
Repayments of TOB Trust Certificates	(4,990,179)	—	(60,424)	(9,942)
Proceeds from Loan for TOB Trust Certificates	4,990,000	—	60,424	9,942
Repayments of Loan for TOB Trust Certificates	(4,990,000)	—	(60,424)	(9,942)
Cash dividends paid to Common Shareholders	(7,263,733)	(4,483,031)	(18,793,372)	(2,913,978)
Decrease in bank overdraft	(144,579)	(94,179)	(310,976)	(91,365)
Amortization of deferred offering costs	—	7,248	—	—

Net cash (provided by) used for financing activities	(1,570,752)	(174,341)	21,408,382	380,081

Cash
Net increase in cash	—	—	2,565	—
Cash at beginning of period	—	—	—	—

Cash at end of period	—	—	$2,565	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$1,132,154	$661,978	$2,742,228	$433,844

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	225,984	—	667,879	22,963

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Financial Highlights	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.83		$16.09	$15.34	$16.35	$15.39	$12.75

Net investment income[1]	0.41		0.88	0.90	0.94	0.94	0.98
Net realized and unrealized gain (loss)	(0.19)		0.77	0.80	(0.99)	1.00	2.68
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	0.22		1.65	1.70	(0.05)	1.94	3.65

Distributions to Common Shareholders from net investment income[2]	(0.43)		(0.91)	(0.95)	(0.96)	(0.98)	(1.01)

Net asset value, end of period	$16.62		$16.83	$16.09	$15.34	$16.35	$15.39

Market price, end of period	$15.68		$16.94	$15.60	$14.86	$16.11	$15.75

Total Return Applicable to Common Shareholders[3]
Based on net asset value	1.31%	[4]	10.92%	11.43%	0.41%	12.89%	29.46%

Based on market price	(5.04)%[4]		15.15%	11.52%	(1.28)%	8.69%	29.15%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.68%	[5]	1.46%	1.46%	1.55%	1.48%	1.26%	[6]

Total expenses after fees waived and paid indirectly	1.68%	[5]	1.46%	1.45%	1.55%	1.48%	1.26%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.88%	[5]	0.89%	0.90%	0.92%	0.87%	0.99%	[6,8]

Net investment income	4.82%	[5]	5.48%	5.61%	6.45%	5.87%	6.94%	[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.09%

Net investment income to Common Shareholders	4.82%	[5]	5.48%	5.61%	6.45%	5.87%	6.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$285,639		$289,003	$276,308	$263,298	$280,514	$263,375

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900		$125,900	$125,900	$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$326,877		$329,549	$319,467	$309,133	$322,807	$309,194

Borrowings outstanding, end of period (000)	$37,124		$31,286	$28,685	$23,585	$27,198	$14,883

Portfolio turnover rate	17%		28%	37%	29%	33%	47%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]

For the year ended April 30, 2016, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	57

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.89		$12.51	$12.02	$12.85	$12.19	$10.51

Net investment income[1]	0.33		0.68	0.69	0.71	0.74	0.75
Net realized and unrealized gain (loss)	(0.08)		0.40	0.52	(0.80)	0.68	1.70

Net increase (decrease) from investment operations	0.25		1.08	1.21	(0.09)	1.42	2.45

Distributions to Common Shareholders from net investment income[2]	(0.33)		(0.70)	(0.72)	(0.74)	(0.76)	(0.77)

Net asset value, end of period	$12.81		$12.89	$12.51	$12.02	$12.85	$12.19

Market price, end of period	$11.89		$12.28	$11.41	$11.29	$12.50	$12.27

Total Return Applicable to Common Shareholders[3]
Based on net asset value	2.01%	[4]	9.51%	10.86%	0.28%	11.95%	24.09%

Based on market price	(0.61)%[4]		14.39%	7.65%	(3.17)%	8.19%	28.70%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.92%	[5]	1.59%	1.47%	1.52%	1.55%	1.69%

Total expenses after fees waived and paid indirectly	1.92%	[5]	1.59%	1.47%	1.44%	1.37%	1.42%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.13%	[5]	1.11%	1.11%	1.03%	0.92%	0.86%

Net investment income to Common Shareholders	5.07%	[5]	5.45%	5.52%	6.19%	5.80%	6.60%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$171,976		$173,050	$167,933	$161,269	$172,428	$163,215

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$76,000		$76,000	$—	$—	$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$326,284		$327,697	$—	$—	$—	$—

Borrowings outstanding, end of period (000)	$30,365		$25,970	$84,867	$89,036	$101,513	$96,815

Portfolio turnover rate	22%		29%	8%	27%	16%	26%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.27		$16.30	$16.22	$16.85	$16.36	$14.63

Net investment income[1]	0.31		0.57	0.61	0.74	0.90	1.02
Net realized and unrealized gain (loss)	(0.24)		(0.03)	0.14	(0.55)	0.52	1.48
Distributions to AMPS Shareholders from net investment income	(0.01)		(0.01)	(0.00)[2]	(0.01)	(0.02)	(0.02)

Net increase from investment operations	0.06		0.53	0.75	0.18	1.40	2.48

Distributions to Common Shareholders:[3]
From net investment income	(0.27)		(0.56)	(0.67)	(0.81)	(0.91)	(0.75)
From net realized gain	—		(0.00)[2]	—	—	—	—

Total distributions to Common Shareholders	(0.27)		(0.56)	(0.67)	(0.81)	(0.91)	(0.75)

Net asset value, end of period	$16.06		$16.27	$16.30	$16.22	$16.85	$16.36

Market price, end of period	$16.27		$16.14	$16.25	$16.61	$16.64	$16.06

Total Return Applicable to Common Shareholders[4]
Based on net asset value	0.34%	[5]	3.39%	4.67%	1.17%	8.72%	17.27%

Based on market price	2.47%	[5]	2.87%	1.90%	4.91%	9.37%	11.83%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	0.68%	[7]	0.69%	0.72%	0.84%	0.94%	0.99%

Total expenses after fees waived and paid indirectly[6]	0.68%	[7]	0.69%	0.72%	0.84%	0.94%	0.99%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6,8,9]	0.66%	[7]	0.68%	0.71%	0.84%	0.93%	0.98%

Net investment income[6]	3.73%	[7]	3.54%	3.75%	4.61%	5.38%	6.57%

Distributions to AMPS Shareholders	0.09%	[7]	0.03%	0.02%	0.05%	0.13%	0.13%

Net investment income to Common Shareholders	3.64%	[7]	3.51%	3.73%	4.56%	5.25%	6.44%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$325,063		$329,241	$329,810	$328,163	$340,990	$331,058

AMPS outstanding at $25,000 liquidation preference, end of period (000)	$29,875		$34,578	$53,700	$67,950	$161,250	$173,850

Asset coverage per AMPS at $25,000 liquidation preference, end of period	$297,019		$263,065	$178,543	$145,738	$77,867	$72,607

Borrowings outstanding, end of period (000)	$3,750		$3,750	$3,750	$3,750	$3,750	$3,750

Portfolio turnover rate	7%		4%	11%	8%	14%	18%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]	Annualized.

[8]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

[9]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30,
	2016	2015	2014	2013	2012
0.65%	0.66%	0.69%	0.79%	0.85%	0.90%

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	59

Financial Highlights	BlackRock Municipal Income Trust (BFK)

	Six Months Ended October 31, 2016 (Unaudited		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$15.20		$14.91	$14.27	$15.40	$14.53	$12.16

Net investment income[1]	0.42		0.87	0.88	0.93	0.93	0.95
Net realized and unrealized gain (loss)	(0.19)		0.32	0.67	(1.15)	0.90	2.39
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	0.23		1.19	1.55	(0.22)	1.83	3.33

Distributions to Common Shareholders from net investment income[2]	(0.43)		(0.90)	(0.91)	(0.91)	(0.96)	(0.96)

Net asset value, end of period	$15.00		$15.20	$14.91	$14.27	$15.40	$14.53

Market price, end of period	$14.68		$15.44	$14.32	$13.57	$15.40	$14.83

Total Return Applicable to Common Shareholders[3]
Based on net asset value	1.49%	[4]	8.57%	11.43%	(0.72)%	12.84%	28.24%

Based on market price	(2.22)%[4]		14.76%	12.54%	(5.59)%	10.55%	28.87%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.90%	[5]	1.61%	1.60%	1.71%	1.71%	1.45%	[6]

Total expenses after fees waived and paid indirectly	1.90%	[5]	1.61%	1.60%	1.71%	1.71%	1.45%[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.04%	[5]	1.03%	1.04%	1.07%	1.05%	1.14%[6,8]

Net investment income	5.44%	[5]	5.85%	5.91%	6.81%	6.13%	7.06%[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.07%

Net investment income to Common Shareholders	5.44%	[5]	5.85%	5.91%	6.81%	6.13%	6.99%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$672,085		$680,502	$667,063	$638,577	$688,707	$648,497

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800		$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$348,185		$351,293	$346,330	$335,811	$354,323	$339,474

Borrowings outstanding, end of period (000)	$169,067		$128,554	$122,688	$126,073	$170,263	$139,718

Portfolio turnover rate	6%		7%	10%	20%	13%	17%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]

For the period ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.10%.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$15.04		$14.76	$14.11	$15.28	$14.43	$12.27

Net investment income[1]	0.39		0.82	0.83	0.86	0.85	0.89
Net realized and unrealized gain (loss)	(0.15)		0.31	0.70	(1.14)	0.89	2.17
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	0.24		1.13	1.53	(0.28)	1.74	3.05

Distributions to Common Shareholders from net investment income[2]	(0.40)		(0.85)	(0.88)	(0.89)	(0.89)	(0.89)

Net asset value, end of period	$14.88		$15.04	$14.76	$14.11	$15.28	$14.43

Market price, end of period	$14.25		$15.02	$14.00	$13.26	$14.97	$14.38

Total Return Applicable to Common Shareholders[3]
Based on net asset value	1.58%	[4]	8.32%	11.50%	(0.94)%	12.29%	25.65%

Based on market price	(2.59)%[4]		14.05%	12.54%	(4.99)%	10.40%	29.32%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.98%	[5]	1.72%	1.72%	1.87%	1.84%	1.55% [6]

Total expenses after fees waived and paid indirectly	1.98%	[5]	1.72%	1.72%	1.87%	1.84%	1.55%[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.15%	[5]	1.15%	1.16%	1.21%	1.17%	1.23%[6,8]

Net investment income	5.14%	[5]	5.61%	5.67%	6.40%	5.68%	6.64%[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.07%

Net investment income to Common Shareholders	5.14%	[5]	5.61%	5.67%	6.40%	5.68%	6.57%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$108,727		$109,864	$107,849	$103,069	$111,603	$105,309

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$42,900		$42,900	$42,900	$42,900	$42,900	$42,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$353,442		$356,093	$351,395	$340,253	$360,148	$345,474

Borrowings outstanding, end of period (000)	$24,225		$20,839	$19,309	$20,939	$27,375	$23,025

Portfolio turnover rate	22%		11%	10%	22%	18%	30%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.19%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	61

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Non-diversified
BlackRock Municipal 2020 Term Trust	BKK	Delaware	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Strategic Municipal Trust	BSD	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: The Trusts have adopted the Financial Accounting Standards Board Accounting Standards Update, “Simplifying the Presentation of Debt Issuance Costs.” Under the new standard, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability. This change in accounting policy had no impact on the net assets of the Trusts.

The deferred offering costs that are now presented as a deduction from the VRDP Shares at liquidation value in the Statements of Assets and Liabilities and amortization included in interest expense, fees and amortization of offering costs in the Statements of Operations were as follows:

BTA
Deferred offering costs	$441,180
Amortization of deferred offering costs	$1,065

62	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determines the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	63

Notes to Financial Statements (continued)

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the Trusts ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended October 31, 2016, no TOB Trusts in which a Trust participated were terminated without the consent of a Trust.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking

64	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (continued)

entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Trust establishes structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended October 31, 2016, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$67,110,917	$37,123,627	0.66% — 0.81%	$32,491,171	1.23%
BTA	$52,292,797	$30,365,452	0.66% — 1.23%	$27,969,950	1.18%
BKK	$5,321,750	$3,750,000	0.83% — 0.83%	$3,750,000	1.32%
BFK	$288,957,236	$169,066,842	0.66% — 0.78%	$145,668,671	1.20%
BSD	$41,490,429	$24,224,651	0.66% — 0.78%	$22,421,320	1.20%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Trusts may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, a Trust will usually enter into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at October 31, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at October 31, 2016.

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Notes to Financial Statements (continued)

For the six months ended October 31, 2016, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BKN	—	—	$1,152,581	0.81%
BFK	—	—	$17,733	0.78%
BSD	—	—	$2,918	0.78%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Certain Trusts invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BKN, BKK, BFK and BSD each pay the manager a monthly fee at an annual rate equal to the below percentages of the average weekly value of each Fund’s managed assets.

	BKN	BKK	BFK	BSD
Investment advisory fees	0.35%	0.50%	0.60%	0.60%

For purposes of calculating the above fees, “managed asset” means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, BTA pays the Manager a monthly fee at an annual rate of 1.00% of the average weekly value of the Fund’s net assets. For purposes of calculating this fee, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of preferred shares. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the Trust’s net asset value.

Administration: BKN has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed at an annual rate of 0.15% of the Trust’s average managed assets.

Waivers: With respect to the Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market Trusts. These amounts are included in fees waived by the Manager in

66	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (continued)

the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the six months ended October 31, 2016, the amounts waived were as follows:

	BKN	BTA	BKK	BFK	BSD
Amount waived	$2,022	$435	$1,935	$4,347	$299

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the six months ended October 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	BKN	BTA	BKK	BFK	BSD
Purchases	$100,047,480	$70,027,482	$24,818,785	$116,067,823	$43,593,306
Sales	$76,070,268	$61,602,353	$25,574,626	$68,440,484	$38,157,396

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2016. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of October 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of April 30, 2016, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BFK	BSD
No expiration date[1]	—	$5,477,378	$10,872,059	$1,475,632
2017	—	6,882,935	2,065,704	3,887,588
2018	$127,242	4,821,726	2,455,638	2,381,683
2019	—	951,237	—	2,978,126

Total	$127,242	$18,133,276	$15,393,401	$10,723,029

[1]	Must be utilized prior to losses subject to expiration.

As of October 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BSD
Tax Cost	$394,020,049	$226,931,782	$328,912,577	$846,404,791	$135,707,837

Gross unrealized appreciation	$44,535,119	$22,503,046	$21,071,618	$98,376,779	16,613,958
Gross unrealized depreciation	(3,120,306)	(1,431,756)	(1,776,808)	(10,058,854)	(1,065,187)

Net unrealized appreciation	$41,414,813	$21,071,290	$19,294,810	$88,317,925	$15,548,771

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

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Notes to Financial Statements (continued)

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

There is no assurance that BKK will achieve its investment objective and BKK may return less than $15.00 per share. As BKK approaches its scheduled termination date, it is expected that the maturity of BKK’s portfolio securities will shorten, which is likely to reduce BKK’s income and distributions to shareholders.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB Trust transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: As of period end, BKN invested a significant portion of its assets in securities in the health sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

BTA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

68	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (continued)

Certain Trusts invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

BTA, BKK, BFK, and BSD are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.01. The Board is authorized, however, to issue or reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	BKN	BFK	BSD
Six Months Ended October 31, 2016	13,193	43,378	1,503
Year Ended April 30, 2016	—	19,211	—

For the six months ended October 31, 2016 and year ended April 30, 2016 for BTA and BKK, shares issued and outstanding remained constant.

At October 31, 2016, shares of BKK owned by BlackRock Holdco 2, Inc., an affiliate of the Trusts, were 8,021.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BTA, has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and VRDP Shares of certain Trusts are currently in a special rate period, each as described below.

As of period end the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: BTA is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BTA is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BTA is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BTA. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: BTA entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BTA and the liquidity provider is for a three-year term and is scheduled to expire on October 29, 2018, unless renewed or terminated in advance.

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Notes to Financial Statements (continued)

In the event the fee agreement is not renewed or is terminated in advance, and BTA does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BTA is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BTA is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BTA will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BTA may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BTA may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the six months ended October 31, 2016, the annualized dividend rate for the VRDP Shares was 1.37%.

Special Rate Period: On October 29, 2015, the Board of BTA authorized BTA to designate an approximate three-year term (the “special rate period”) which is scheduled to expire October 24, 2018. During the special rate period, the VRDP Shares are not subject to any remarketing and the dividend rate is based on a predetermined methodology. The special rate period resulted in a mandatory tender of the VRDP Shares. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for BTA were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to October 24, 2018, the holder of the VRDP Shares and BTA may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements will remain in effect and the VRDP Shares remain subject to mandatory redemption by BTA on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, BTA is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. BTA pays a nominal fee at the annual rate of 0.01% to the liquidity provider and the marketing agent during the special rate period. BTA also pays dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BTA redeems the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the six months ended October 31, 2016, VRDP Shares issued and outstanding of BTA remained constant.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding were are as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BKN	12/16/11	1,259	$125,900,000	1/02/19
BFK	12/16/11	2,708	$270,800,000	1/02/19
BSD	12/16/11	429	$42,900,000	1/02/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption dates for VMTP Trusts were extended until January 2, 2019. There is no assurance that the term of a VMTP Trust’s VMTP Shares will be extended further or that a VMTP Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term redemption date, each VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

70	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (continued)

Subject to certain conditions, a VMTP Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the VMTP Trust redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share ratings assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the VMTP Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2016, the average annualized dividend rate for the VMTP Shares were as follows:

	BKN	BFK	BSD
Rate	1.54%	1.54%	1.54%

For the six months ended October 31, 2016, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

Offering Costs: BKN, BTA, BFK and BSD incurred costs in connection with the issuance of VRDP Shares and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares and VMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

AMPS

The AMPS are redeemable at the option of BKK, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in BKK’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BKK may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. BKK also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BKK intends to effect such redemptions and/or repurchases to the extent necessary to comply with applicable asset coverage requirements or for such other reasons as the Board may determine.

As of period end, the AMPS outstanding of each Trust were as follows:

	Series	AMPS	Effective Yield	Rate Frequency Days	Moody’s Rating
BKK	F-7	461	1.16%	7	Aa1
	M-7	461	1.20%	7	Aa1
	W-7	461	1.20%	7	Aa1

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	71

Notes to Financial Statements (continued)

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BKK is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for each Trust for the period were as follows:

	Series	Low	High	Average
BKK	F-7	0.13%	1.48%	1.46%
	M-7	0.13%	1.48%	1.47%
	W-7	0.13%	1.48%	1.47%

Since February 13, 2008, the AMPS of BBK failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to 1.94% for the six months ended October 31, 2016. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers. A successful auction for the Trust’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BKK paid commissions of 0.15% on the aggregate principal amount of all shares that fail to cleared their auctions and 0.25% on the aggregate principal amount of all shares that successfully cleared their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the six months ended October 31, 2016, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	10/31/16	94	$2,350,000
	W-7	10/27/16	94	$2,350,000

During the year ended April 30, 2016, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	6/22/15	67	$1,675,000
	M-7	6/23/15	67	$1,675,000
	W-7	6/25/15	67	$1,675,000
	F-7	8/24/15	38	$950,000
	M-7	8/24/15	38	$950,000
	W-7	8/20/15	38	$950,000
	F-7	1/25/16	150	$3,750,000
	M-7	1/25/16	150	$3,750,000
	W-7	1/25/16	150	$3,750,000

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
BKN	$0.0720	$0.0720	VMTP	W-7	$160,746
BTA	$0.0545	$0.0545	VRDP	W-7	$86,445
BKK	$0.0448	$0.0448	AMPS	F-7	$7,695
			AMPS	M-7	$7,463
			AMPS	W-7	$7,556
BFK	$0.0711	$0.0711	VMTP	W-7	$345,751
BSD	$0.0650	$0.0650	VMTP	W-7	$54,774

[1]	Net investment income dividend paid on December 1, 2016 to Common Shareholders of record on November 15, 2016.

[2]	Net investment income dividend declared on December 1, 2016, payable to Common Shareholders of record on December 12, 2016.

[3]	Dividends declared for period November 1, 2016 to November 30, 2016.

72	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (concluded)

	Common Distribution Per Share
	Declared[4]	Declared[5]	Declared[6]
BKN	$0.000003	$0.038767	$0.221251
BKK	—	—	$0.009669

[4]	Special taxable net investment income distribution declared on December 1, 2016, payable to Common Shareholders of record on December 12, 2016.

[5]	Special short-term capital gain distribution declared on December 1, 2016, payable to Common Shareholders of record on December 12, 2016.

[6]	Special long-term capital gain distribution declared on December 1, 2016, payable to Common Shareholders of record on December 12, 2016.

BKK completed the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	M-7	11/1/16	94	$2,350,000

BKK announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	1/9/17	80	$2,000,000
	M-7	1/10/17	80	$2,000,000
	W-7	1/5/17	80	$2,000,000

On December 2, 2016, each Trust entered into a fee waiver agreement with the Manager memorializing the previously voluntary waiver of advisory fees paid to the Manager indirectly through its investment in affiliated money market funds.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	73

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Investment Quality Municipal Trust Inc. (“BKN”), BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”) and the BlackRock Strategic Municipal Trust (“BSD,” and together with BKN, BTA, BKK and BFK, each a “Fund,” and, collectively, the “Funds”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of their respective Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Funds’ compliance with their compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each of BKN, BKK, BFK, and BSD considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each of BKN, BFK, and BSD has redeemed all of its outstanding AMPS, and BKK has redeemed 84.5% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, with respect to BKN, BTA, BFK, and BSD, a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

74	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by each Fund to BlackRock.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder, and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Broadridge category and, with respect to BKN, BTA, BFK, and BSD, the Customized Peer Group. The Boards were provided with a description of the methodology used by Broadridge to select peer funds and periodically met with Broadridge representatives to review its methodology. The Boards were provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	75

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BKN noted that for each of the one-, three- and five-year periods reported, BKN ranked in the first quartile against its Customized Peer Group Composite.

The Board of BTA noted that for the one-, three- and five-year periods reported, BTA ranked in the fourth, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period.

The Board of BSD noted that for the one-, three- and five-year periods reported, BSD ranked in the third, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period.

The Board of BFK noted that for the one-, three- and five-year periods reported, BFK ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite.

BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for each of BKN, BTA, BSD, and BFK in that it ranks the Fund’s performance on a blend of total return and yield.

The Board of BKK noted that for the one-, three- and five-year periods reported, BKK ranked in the fourth, fourth and third quartiles, respectively, against its Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for BKK. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for BKK’s performance during these periods. The Board of BKK was informed that, among other things, its Fund has a targeted maturity, and as such is managed to achieve the specific maturity goal. The peer funds within the Performance Universe generally do not have a similar specific maturity goal.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at an individual fund level is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to the Funds. The Boards may receive and review information from independent third parties as part of their annual evaluation. The Boards considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

76	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

The Board of BKN noted that BKN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to its Expense Peers.

The Board of BTA noted that BTA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to its Expense Peers.

The Board of BKK noted that BKK’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to its Expense Peers.

The Board of BFK noted that BFK’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to its Expense Peers.

The Board of BSD noted that BSD’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to its Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable its Fund to more fully participate in these economies of scale. Each Board considered its Fund’s asset levels and whether the current fee was appropriate.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Funds’ fees and expenses are too high or if they are dissatisfied with the performance of the Funds.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of its Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Advisory Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	77

Officers and Trustees

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

As of the date of this report:

•	The portfolio managers of BKN are Timothy Browse and Walter O’Connor.

•	The portfolio managers of BTA and BSD are Ted Jaeckel and Michael Perilli.

•	The portfolio managers of BKK are Phillip Soccio and Ted Jaeckel.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Provider Bank of America, N.A. New York, NY 10036	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	AMPS Auction Agent The Bank of New York Mellon New York, NY 10286	VRDP Remarketing Agent Merrill Lynch, Pierce, Fenner & Smith Incorporated New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

78	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Catherine A. Lynch[1]			Richard E. Cavanagh[2]			Cynthia L. Egan[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BKN	15,454,795	436,656	0	15,411,793	479,658	0	15,460,478	430,973	0
BTA	11,860,059	376,671	0	11,852,315	384,415	0	11,861,305	375,425	0
BKK	18,774,818	243,298	0	18,680,708	337,408	0	18,731,425	286,691	0
BFK	39,847,831	816,685	0	39,981,682	682,834	0	39,824,061	840,455	0
BSD	6,455,755	168,935	0	6,441,958	182,732	0	6,455,755	168,935	0
	Jerrold B. Harris[2]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BKN	15,407,380	484,071	0	15,454,878	436,573	0
BTA	11,846,700	390,030	0	11,903,358	333,372	0
BKK	18,667,931	350,185	0	18,779,675	238,441	0
BFK	39,903,456	761,060	0	39,838,147	826,369	0
BSD	6,437,801	186,889	0	6,448,901	175,789	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Frank J. Fabozzi, R. Glenn Hubbard, W. Carl Kester, John M. Perlowski, and Karen P. Robards.

[1]	Class II.

[2]	Class III.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	79

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

In order to provide additional flexibility for BKK to potentially continue to conduct partial redemptions of AMPS, an amendment to BKK’s AMPS Statement of Preferences was made. The amendment eliminates a requirement that precluded partial redemptions of AMPS once the number of AMPS outstanding for a particular series fell below 300 shares. The removal of this requirement is in the best interest of BKK and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of AMPS in advance of BKK’s maturity, if such redemption is otherwise determined to be consistent with the best interest of BKK and its shareholders.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as noted on page 77, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology will be applied to each Trust’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts, including each Trust’s effective duration and additional information about the new methodology, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

80	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Additional Information (concluded)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	81

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-10/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –  Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –  Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –  Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Municipal Income Trust

Date: January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Municipal Income Trust

Date: January 4, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews

 Chief Financial Officer (principal financial officer) of

 BlackRock Municipal Income Trust

Date: January 4, 2017

3